UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Innodata Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Three University Plaza

Hackensack, New Jersey 07601

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 3, 2014

To the Stockholders of Innodata Inc.:

The Annual Meeting of Stockholders of Innodata Inc. (the "Company") will be held at Innodata Inc., Three University Plaza, Hackensack, New Jersey 07601 at 11:00 A.M. on June 3, 2014, for the following purposes:

(1)	To elect six directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2)	To ratify the selection and appointment by the Company's Board of Directors of CohnReznick LLP, independent registered public accounting firm, as auditors for the Company for the year ending December 31, 2014;

(3)	To approve, on an advisory basis, the Company’s executive compensation;

(4)	To approve amendments to the Innodata Inc. 2013 Stock Plan; and

(5)	To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2013 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on April 7, 2014 will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at Three University Plaza, Hackensack, New Jersey 07601.

By Order of the Board of Directors

/s/ Amy R. Agress

Amy R. Agress
Vice President, General Counsel and Secretary

Hackensack, New Jersey

April 23, 2014

All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, please sign and date the enclosed form of Proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States. Any person giving a Proxy has the power to revoke it at any time prior to its exercise and if present at the Meeting may withdraw it and vote in person.

Voting in Person at the Meeting

Registered holders can vote in person. Beneficial owners must obtain a proxy from their brokerage firm, bank, or other holder of record and present it to the inspector of elections with their ballot in order to be able to vote shares in person at the meeting. Voting in person will replace any previous votes submitted by Proxy.

Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company. Directions to the meeting may be found at www. mapquest.com.

Important Notice Regarding the Availability of Proxy Materials for the

2014 Annual Meeting of Stockholders to be held on June 3, 2014

We have elected to provide access to our Proxy materials both by sending you this full set of Proxy materials, including a Proxy card, and by notifying you of the availability of our Proxy materials on the Internet.

This Proxy Statement and the 2013 Annual Report are available on the Internet at: http://www.innodata.com/proxy

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INNODATA INC.

Three University Plaza

Hackensack, New Jersey 07601

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Innodata Inc. (the "Company") of Proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at Innodata Inc., Three University Plaza, Hackensack, New Jersey 07601 at 11:00 A.M. on June 3, 2014 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

This Proxy Statement and accompanying Proxy are being mailed on or about May 5, 2014 to all stockholders of record on April 7, 2014 (the "Record Date").

Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. The Company has an arrangement with Eagle Rock Proxy Advisors in connection with the solicitation of Proxies. Following the mailing of the Proxy materials, solicitation of Proxies may be made by Eagle Rock Proxy Advisors, and officers and employees of the Company by mail, telephone, facsimile, electronic communication or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy and, as to any other matter properly coming before the Meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Unless contrary instructions are given by stockholders, persons named in the Proxy intend to vote the shares represented by such Proxies for the election of the six nominees for director named herein, for the selection of CohnReznick LLP as independent auditors, for the approval, on an advisory basis, of the Company’s executive compensation as disclosed in these materials, and for the approval of the amendments to the Innodata Inc. 2013 Stock Plan. The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 1,002,885 votes, or approximately 4.0% of the total number of votes eligible to be cast at the Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

VOTING SECURITIES

Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 25,057,067 outstanding shares of common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by Proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

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PROPOSAL 1. ELECTION OF DIRECTORS

It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy for the election as directors of Jack S. Abuhoff, Haig S. Bagerdjian, Louise C. Forlenza, Stewart R. Massey, Anthea C. Stratigos and Andargachew S. Zelleke to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified. Each of the nominees named below currently serves as a director of the Company and was elected at the Annual Meeting of Stockholders held on June 4, 2013. The Company has no reason to believe that any of the nominees will become unavailable to serve as director for any reason before the Meeting. However, in the event that any of them shall become unavailable, each of the persons designated as proxy reserves the right to substitute another person of his or her choice when voting at the Meeting. Below is the biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a director.

Jack S. Abuhoff, age 53, has been President and Chief Executive Officer of the Company since September 15, 1997, and a director of the Company since its founding in 1988. Mr. Abuhoff has been the Chairman of the Company’s Board of Directors since May 2001. From 1995 to 1997 he was Chief Operating Officer of Charles River Corporation, an international systems integration and outsourcing firm. From 1992 to 1994, Mr. Abuhoff was employed by Chadbourne & Parke, LLP, in connection with its joint venture with Goldman Sachs to develop capital projects in China. Mr. Abuhoff is a trustee on the Board of Trustees of the Harvard Law School Association of New Jersey. He practiced international corporate law at White & Case LLP from 1986 to 1992. Mr. Abuhoff holds an A.B. degree in English from Columbia College (1983), and a J.D. degree from Harvard Law School (1986).

Key Experience, Attributes and Skills

Mr. Abuhoff has knowledge of the Company, its clients and the industries the Company serves, both from an historical and a current perspective, as well as leadership and management skills, international experience, and experience in providing outsourced services.

Haig S. Bagerdjian, age 57, has served as one of the Company’s directors since June 2001. He has also been Chairman of the Board of Point.360 (Nasdaq: PTSX), a provider of video and film asset management services to owners, producers and distributors of entertainment and advertising content, since September 2001, and its President and Chief Executive Officer since October 2002. From 1991 to 2002, Mr. Bagerdjian served in various executive management positions at Syncor International Corporation (Nasdaq: SCOR), a leading provider of radiopharmaceuticals, comprehensive nuclear pharmacy services and medical imaging services, including: Executive Vice President, President and Chief Executive Officer of Syncor Overseas, Ltd., Chairman and Chief Executive Officer of Syncor Pharmaceuticals, Inc., Chief Legal Officer, and Senior Vice President, Business Development. Mr. Bagerdjian also served as a director of Advanced Machine Vision Corporation (Nasdaq: AMVC) from 1997 until 2001. Mr. Bagerdjian received a B.A. degree in International Relations and Slavic Languages and Literature, and Certificates in Russian Studies, Strategic Defense and National Security, from the University of Southern California (1983), and a J.D. degree from Harvard Law School (1986). He is admitted to the State Bar of California.

Key Experience, Attributes and Skills

Mr. Bagerdjian has leadership experience as a Chairman, CEO and President of a public company. He has public company board experience, as well as experience in international operations, mergers and acquisitions, compensation and governance, and provides diversity of background and viewpoint.

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Louise C. Forlenza, age 64, has served as one of the Company’s directors since October 2002. From 1994 to the present, Ms. Forlenza has been providing audit consultancy, management advisory, and tax planning services to a diverse group of corporate clients. From 1987 through 1992, she was the Chief Financial Officer and Chief Operating Officer of Intercontinental Exchange Partners, an international foreign exchange company, and served as a director and as chair of its International Audit Committee. Prior to joining Intercontinental, Ms. Forlenza was Chief Financial Officer of Bierbaum-Martin, a foreign exchange firm. Ms. Forlenza participates actively in various not-for-profit and philanthropic organizations including as a trustee of Arts Horizons. She is a Certified Public Accountant and served on the faculty of the accounting department of Iona College from 1981 to 1982. Ms. Forlenza received a B.B.A. degree in Accounting from Iona College (1971).

Key Experience, Attributes and Skills

Ms. Forlenza satisfies the financial literacy requirements of Nasdaq and has been determined to be an “audit committee financial expert” under the SEC’s rules and regulations. A Certified Public Accountant and a former CFO, she has a background in accounting, audit, tax planning and foreign exchange planning, and provides diversity of background and viewpoint.

Stewart R. Massey, age 57, has served as one of the Company’s directors since March 2009. Mr. Massey co-founded Massey, Quick and Co. LLC in 2004 after a 24-year career on Wall Street. Massey Quick currently oversees in excess of $2.6 billion in investment assets for endowments, foundations and wealthy families. Mr. Massey joined Morgan Stanley’s Private Client Group in 1983 after four years with Dean Witter Reynolds.  From 1988 through 1993, he was based in Hong Kong and led Morgan Stanley’s private client businesses in Asia, Australia, and Japan. Mr. Massey was Head of Japanese Equity Sales in New York from 1993 through 1996, and returned to Tokyo as Head of Institutional Equity Sales and Global Head of Japanese Equities in 1996. Mr. Massey served as President and CEO of Robert Fleming, Inc. in 1997 and 1998.  At Fleming, he had regional responsibility for equity sales and trading, research, capital markets, investment banking, and asset management in the Americas, serving on the Board of Directors and Executive Committee of the parent company in London. Mr. Massey returned to Morgan Stanley in September of 1998 as a Managing Director and Head of Institutional Sales, Marketing, and Product Development for the firm’s prime brokerage business. He later served as the senior relationship manager for a number of Morgan Stanley’s most prominent institutional global clients. Mr. Massey holds a B.A. degree in History from The College of Wooster (1979), where he has served as a Trustee since 1987.  As a member of Wooster’s Board of Trustees, he serves on the Trustee and Governance, Finance and Investment committees.  Mr. Massey also serves on the investment committees of Hobart and William Smith Colleges, The Visiting Nurse Association of Somerset Hills and St. Mary’s Abbey Delbarton. Mr. Massey was honored as one of the top 100 independent investment advisors in America by Barron’s Magazine in 2010, 2011, 2012 and 2013.

Key Experience, Attributes and Skills

Mr. Massey has leadership experience as a CEO and a senior executive officer. He has financial management expertise, as well as compensation, mergers and acquisitions, investment advisory, board, governance and international experience, and provides diversity of background and viewpoint.

Anthea C. Stratigos, age 53, has served as one of the Company’s directors since March 2009. Ms. Stratigos is co-founder and CEO of Outsell, Inc. (founded in 1994), a leading research and advisory firm that focuses exclusively on the information and publishing industries, providing analysis and recommendations for high-level executives regarding markets, trends, benchmarks and best practices. She is Outsell’s primary spokesperson, and chairs Outsell’s Leadership Council, a member-service for CEOs and senior executives of publishing and information-provider firms. Ms. Stratigos holds a B.S. degree in Communication from Stanford University (1983) and graduated from the Executive Marketing Program at Harvard University (1992).

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Key Experience, Attributes and Skills

As CEO and founder of Outsell, Ms. Stratigos brings significant current knowledge about the direction and needs of the information and publishing industries, the Company’s primary market, leadership, marketing and entrepreneurial skills, and provides diversity of background and viewpoint.

Andargachew S. Zelleke, age 53, has served as one of the Company’s directors since June 2012. In July 2011 Dr. Zelleke was appointed the MBA Class of 1962 Senior Lecturer of Business Administration at the Harvard Business School, and presently serves in that role. From July 2007 through June 2011, he was a lecturer in public policy at the Harvard Kennedy School, serving for two of those years as Co-Director of the Harvard Kennedy School’s Center for Public Leadership. From July 2003 through June 2007, Dr. Zelleke was a lecturer at the University of Pennsylvania's Wharton School. While a member of the Wharton faculty, Dr. Zelleke was Project Director and a Steering Committee member of the American Academy of Arts and Sciences' Corporate Responsibility initiative, and coeditor of its 2005 book Restoring Trust in American Business (MIT Press). Dr. Zelleke has written several articles on corporate governance and op-eds on topics in leadership, corporate governance and foreign affairs. He has served as a consultant to leading law firms in relation to three major business litigations and is formerly a business lawyer who practiced law for six years at two large international law firms. Dr. Zelleke received an A.B. in Government from Harvard College (1983) and a J.D. degree from Harvard Law School (1986). He also received an A.M. in Sociology (2000) and a Ph.D. in Organizational Behavior (2003), both from Harvard University. Dr. Zelleke is a member of the State Bar of New York and the Council on Foreign Relations.

Key Experience, Attributes and Skills

Dr. Zelleke has expertise in corporate governance and negotiation as well as experience in corporate law, organizational strategy and leadership development, and provides diversity of background and experience.

There are no family relationships between or among any nominees for director of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Director Independence

The Board of Directors has determined that Haig S. Bagerdjian, Louise C. Forlenza, Stewart R. Massey, Anthea C. Stratigos and Andargachew S. Zelleke are independent directors, and that Todd Solomon, who served as a director through December 2013, was an independent director. The independent directors comprise a majority of the Board. The only director who is not independent is Jack S. Abuhoff, the Company’s Chairman, President and Chief Executive Officer (“CEO”). The Company defines independence as meeting the requirements to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2). To assist in determining director independence, the Board of Directors also considers any business relationship with any independent director, including any business entity with which any independent director is affiliated, to determine if there is any material relationship that would impair a director’s independence. In making its determination, the Board of Directors reviewed information provided by each of the directors and information gathered by the Company.

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Board Leadership Structure

Chairman of the Board and Chief Executive Officer Positions

The Board of Directors believes that having a combined Chairman of the Board/Chief Executive Officer, independent directors with strong leadership and management experience, an independent director serving as the lead director and Board of Directors committees being comprised solely of independent directors, provides an effective and efficient leadership structure that is appropriate for the Company at the present time. The Chairman/CEO has primary responsibility for managing the business. Combining the leadership role avoids duplication of efforts while strengthening the Chairman/CEO’s ability to provide insight and direction on important strategic initiatives to both management and the independent directors.

Lead Independent Director

Stewart R. Massey currently serves as the Company’s Lead Independent Director. The principal responsibilities of the Lead Independent Director are to:

•	Schedule and preside over executive sessions of the independent directors;
•	Preside over Board of Directors meetings in the absence of the Chairman;
•	Provide input to the Chairman in the preparation of agendas for Board of Directors meetings; and
•	Enhance the effective functioning of the independent directors by facilitating communications and collaboration between and among them.

The Board’s Role in Risk Oversight

The Board of Directors believes that the goal of risk oversight is to identify and assess risks which may affect the Company’s ability to fulfill its business objectives and to formulate plans to mitigate potential effects. The Board of Directors administers its oversight function directly, through both its Audit and Compensation Committees, and through executive management of the Company, as follows:

•	Through Board of Directors discussion on general business strategy and risks that could drive tactical and strategic decisions in the near and long term;
•	Through the Audit Committee with respect to financial risks and risks that may affect the financial situation of the Company;
•	Through the Compensation Committee with respect to risks associated with executive compensation plans and arrangements;
•	Through executive management of the Company with respect to risks which may arise in the ordinary course of business, such as operational, managerial, business, legal, regulatory and reputational risks; and
•	Through the CEO, in the CEO’s combined role as Chairman, via updates to the Board of Directors during Board of Directors meetings with respect to potential material risks identified by executive management, as is deemed appropriate based on the circumstances.

The Board of Directors believes the various roles of the board committees and executive management in risk oversight described above complement the Board of Directors’ leadership structure described above, including the combination of the Chairman of the Board and Chief Executive Officer positions.

Meetings of the Board of Directors

The Board of Directors meets throughout the year on a set schedule. The Board of Directors also holds special meetings and acts by unanimous written consent from time to time as appropriate. The Board of Directors held nine meetings during the year ended December 31, 2013. Each director, except for Ms. Stratigos, attended at least 75% of all of the meetings of the Board of Directors held during the period they served as Director, and each director, except for Mr. Bagerdjian, attended at least 75% of the meetings of all committees on which he or she served. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company’s annual meeting of stockholders. Two directors attended last year’s annual meeting.

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The Board of Directors meets in executive sessions without management, as needed, immediately prior or during its regularly scheduled meetings. The Board of Directors also schedules executive sessions during the year for the independent directors only.

Committees of the Board of Directors

Audit Committee

The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.innodata.com. Serving on the Committee are Ms. Forlenza and Messrs. Bagerdjian and Massey. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee: Ms. Forlenza. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls, to consider whether the Company's principal accountant’s provision of non-audit services is compatible with maintaining the principal accountant’s independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit. To carry out its responsibilities, the Audit Committee met four times during fiscal 2013. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Audit Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(c)(2)(A).

Compensation Committee

The Company has a standing Compensation Committee comprised of Mr. Massey, Ms. Forlenza and Dr. Zelleke. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the charter is available on our website at www.innodata.com. The function of the Compensation Committee is to discharge the responsibilities of the Board of Directors regarding executive and director compensation, including determining and approving the compensation packages of the Company’s executive officers, including its Chief Executive Officer. The Compensation Committee also reviews and approves stock option grants to non-executive officer employees. The Chief Executive Officer recommends to the Compensation Committee proposed compensation for the executive officers other than the Chief Executive Officer. The Compensation Committee engages the services of an independent compensation consultant on an as-needed basis to provide market data and advice regarding executive compensation and proposed compensation programs and amounts. To carry out its responsibilities, the Compensation Committee met six times during fiscal 2013. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Compensation Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(a)(2).

Compensation Committee Interlocks and Insider Participation. The Compensation Committee is comprised of Mr. Massey, Ms. Forlenza and Dr. Zelleke, none of whom are or were officers or employees of the Company.

Nominating Committee

The Company has a standing Nominating Committee comprised of Dr. Zelleke, Mr. Bagerdjian and Ms. Forlenza. The Company does not have a Nominating Committee charter. The primary responsibilities of the Nominating Committee include assisting the Board of Directors in identifying and evaluating qualified candidates to serve as directors; recommending to the Board of Directors candidates for election or re-election to the Board of Directors or to fill vacancies on the Board of Directors; and assisting in attracting qualified candidates to serve on the Board of Directors. Director nominees are selected by Board of Director resolution. All of the nominees recommended for election to the Board of Directors at the Meeting are directors standing for re-election. Although the Nominating Committee does not have a formal policy with respect to the consideration of diversity, when considering director candidates the Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of the Company’s existing directors, provide a blend of skills and experience that will further enhance the Board of Directors’ effectiveness at the time the consideration is made. When considering potential director candidates, the Nominating Committee considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. The Nominating Committee has not established any minimum qualifications for director candidates. To carry out its responsibilities, the Nominating Committee met one time during fiscal 2013. The Company defines independence as meeting the standards to be considered as an independent director as set forth in the Nasdaq Marketplace Rule 5605(a)(2), and the Board of Directors has determined that all the members of the Nominating Committee are "independent" as defined in the Nasdaq Marketplace Rule 5605(a)(2). In 2013 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

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The Company's by-laws include a procedure whereby its stockholders can nominate director candidates, as more fully described below under “Stockholder Proposals for the 2015 Annual Meeting.” The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in the Company’s by-laws. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent or more of its voting stock.

Stockholder Communications with the Board of Directors

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 201-371-8000. However, stockholders may communicate with the Board of Directors by sending a letter to: Board of Directors of Innodata Inc., c/o Corporate Secretary, 3 University Plaza, Hackensack, New Jersey 07601. Any communications must contain a clear notation indicating that it is a "Stockholder—Board Communication" or a "Stockholder—Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

REPORT OF THE AUDIT COMMITTEE

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company’s financial reporting process through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company’s independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company’s senior management, including senior financial management, and its independent auditors.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2013.

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The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting independent audits of the Company's financial statements and internal control over financial reporting, in accordance with standards of the Public Company Accounting Oversight Board (United States), and issuing reports thereon.

The Audit Committee has reviewed and discussed the Company’s consolidated audited financial statements as of and for the year ended December 31, 2013 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed under standards established by the Public Company Accounting Oversight Board (United States), including those matters set forth in Statement on Auditing Standard No. 16 (Communications with Audit Committees). The independent auditors have provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communication with the Audit Committee concerning independence, and the Audit Committee has discussed with the auditors their independence from the Company. The Audit Committee has concluded that the independent auditors are independent from the Company and its management.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to stockholder approval, the selection of the Company's independent auditors.

The Members of the Audit Committee

Louise C. Forlenza, Chair

Haig S. Bagerdjian

Stewart R. Massey

Fiscal 2013 and 2012 Accounting Firm Fee Summary

Set forth below is certain information concerning fees billed to the Company by CohnReznick LLP in respect of professional services rendered to the Company for the audit of the annual financial statements for the years ended December 31, 2013 and December 31, 2012; the reviews of the financial statements included in reports on Form 10-Q for periods within 2013 and 2012; related regulatory filings for periods within 2013 and 2012; and other services. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of CohnReznick LLP.

	2013 ($)	2012 ($)

Audit Fees	373,896	388,139
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-

Audit fees consist of fees for the audit of the Company’s financial statements and internal control over financial reporting under Section 404 of the Sarbanes Oxley Act, the review of the interim financial statements included in the Company’s quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.

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Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of the Company’s financial statements and which are not reported under “Audit Fees.” These services relate to consultations concerning financial accounting and reporting standards and are not required by statute or regulation.

Audit Committee Pre-Approval Policy

All audit, audit-related services, tax services and other services provided by CohnReznick LLP must be pre-approved by the Audit Committee. The Audit Committee may delegate to its Chair the authority to pre-approve otherwise permissible non-audit services, provided that any decision made pursuant to such delegation must be presented to the full Audit Committee for informational purposes at its next scheduled meeting.

PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to approval by the stockholders, the Board of Directors has appointed CohnReznick LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2014. CohnReznick LLP has served as the Company's auditors since September 2008. A representative of CohnReznick LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so. A representative of CohnReznick LLP is also expected to be available to respond to appropriate questions at the meeting.

In the event that the stockholders fail to ratify this appointment, other independent auditors will be considered upon recommendation of the Audit Committee. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS INDEPENDENT AUDITORS.

EXECUTIVE OFFICERS

Set forth below is information concerning the Executive Officers who are not directors.

Name	Age	Position

Ashok Mishra	59	Executive Vice President and Chief Operating Officer
O’Neil Nalavadi	54	Senior Vice President and Chief Financial Officer

Ashok Mishra has been the Company’s Executive Vice President and Chief Operating Officer since January 2007. Mr. Mishra has held senior level positions with the Company and its subsidiaries for more than nine years. Mr. Mishra has served as Senior Vice President since May 2004, after serving as Vice President, Project Delivery from October 2001 through April 2004. Prior thereto, Mr. Mishra served as Assistant Vice President, Project Delivery from November 2000 to September 2001, and as General Manager and Head of the Facility of the Company’s India operations from 1997 to October 2000. Mr. Mishra holds a Bachelor of Technology degree in Mechanical Engineering from Pantnagar University (1976). He also has Component Manufacturing Technical Training from Alcatel France (1985) and completed a condensed MBA course from Indian Institute of Management Bangalore (1995).

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O’Neil Nalavadi has been the Company’s Senior Vice President and Chief Financial Officer since November 2009. Prior to joining the Company, Mr. Nalavadi was the Chief Financial Officer and a Director of R Systems International Ltd from January 2000 and January 2001, respectively. R Systems is a provider of outsourced software product development and business process outsourcing services. Prior to R Systems, Mr. Nalavadi served as a Senior Vice President at UB Group, a $5 billion diversified conglomerate from 1984 to 1997 and served as Chief Financial Officer of UB Group’s outsourced IT services company from August 1997 to January 2000. Mr. Nalavadi was awarded a Bachelor of Commerce and Economics degree from the University of Mumbai (1980) and qualified as a Chartered Accountant with National Honor Roll (1981).

The Company’s Executive Officers are elected by, and serve at, the discretion of our Board of Directors. There are no family relationships between or among any of the Company’s Executive Officers.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This compensation discussion and analysis describes and analyzes the material elements of compensation awarded, earned by, or paid to each of our Executive Officers who served as Named Executive Officers during the last completed fiscal year. This compensation discussion and analysis focuses on the information contained in the following tables and related footnotes and narrative for primarily the last completed fiscal year. However, we also describe compensation actions taken before or after the last completed fiscal year to the extent it enhances the understanding of our executive compensation disclosure for such completed fiscal year.

Executive Compensation Objectives and Philosophy

The Compensation Committee of the Board of Directors is responsible for overseeing and administering our executive compensation program and for establishing our executive compensation philosophy. The objectives of our compensation program are to:

•	Attract, motivate and retain qualified, talented and dedicated executives
•	Motivate executives to achieve business and financial objectives that will enhance stockholder value
•	Align the interests of our executives with the long term interests of stockholders through stock-based incentives
•	Maintain a strong link between pay and performance by placing a significant portion of the executive’s total pay at risk

The Committee applies these objectives in selecting the specific elements of compensation. The Committee also reviews and considers:

•	Company performance, both separately and in relation to similar companies
•	The individual executive’s performance, experience and scope of responsibilities
•	Historical compensation levels and stock option awards at the Company
•	Internal equity among executive officers
•	The recommendations of management

Executive Officer Compensation Processes

The Committee uses the following processes, procedures and resources to help it perform its responsibilities:

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•	Executive sessions without management present to discuss various compensation matters, including the compensation of our CEO
•	A periodic review of executive compensation and benefit programs for reasonableness and cost effectiveness
•	The recommendations of the CEO on compensation for the other executive officers
•	The services of an independent compensation consultant, who advises the Committee on an as-needed basis

Competitive Benchmarking / Peer Group Analysis

Although the Company has no policy regarding the retention of independent consultants to conduct competitive benchmarking and/or a peer group analysis, it has, from time to time, engaged such consultants to assist in the review and determination of various executive compensation matters. No independent consultant was engaged by the Company or the Committee in calendar year 2013 with regard to executive compensation matters.

Components of the Executive Compensation Program

The primary elements of the Company’s Executive Compensation Program are:

•	Base salary
•	Performance-based cash incentives
•	Stock-based incentives
•	Benefits and perquisites
•	Severance and change-of-control compensation

The Committee does not use a pre-set formula to allocate a percentage of total compensation to each compensation component, and the percentage of total compensation allocated to each compensation component varies among the executive officers. Instead, the Committee relies on the processes and factors described in this discussion and analysis and takes into account the current and historical compensation components, and amount of each component, for each executive officer.

Base Salary

The base salaries of our executive officers are designed to attract and retain a high performing and dedicated leadership team. The Committee reviews the performance evaluations and salary recommendations provided to the Committee by the CEO for each executive officer other than himself. Increases to the CEO’s base salary are determined by the Committee without a recommendation by Company management. Adjustments to base salary are determined based on the individual’s responsibility level, performance, contribution and length of service, after considering the Company’s financial performance, as well as any requirements set forth in the executive officer’s employment agreement. No executive officer received a base salary increase in calendar year 2013.

Performance-Based Cash Incentives

Performance-based cash incentives provide the Company with a means of rewarding performance based upon the attainment of corporate financial goals, individual goals, and individual accomplishments and contributions to the Company. The Committee reviews Company financial performance, individual performance, accomplishments and contributions, as well as recommendations provided to the Committee by the CEO for each executive officer other than the CEO. Cash incentives may be paid pursuant to an incentive compensation plan or as cash bonuses. In 2013, incentive compensation awards for the executive officers were made pursuant to an incentive compensation plan.

The incentive compensation plan awards in 2013 were based on the extent to which the Company and each executive officer, as applicable, achieved performance measures set by the Committee for 2013. The performance measures for each of the executive officers for 2013 were Company revenues, Company gross margin, earnings before interest and tax on content services (“EBIT”), and personal contributions to the Company’s strategic objectives (“Personal Contributions”). The target incentive compensation amount, expressed as a percentage of base salary, for each executive officer on a per performance measure basis were:

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Name	Revenues (%)	Gross Margin (%)	EBIT (%)	Personal Contributions (%)	Total Incentive Compensation Target, expressed as a percentage of base salary (%)
Jack S. Abuhoff	21	12	9	18	60
Ashok Mishra	17.5	10	7.5	15	50
O’Neil Nalavadi	14	8	6	12	40

Based on actual performance, the incentive compensation amount could decrease to zero, or increase to a maximum of 2.85 times the incentive compensation target. The target awards set under the incentive compensation plan for 2013 together with the thresholds and maximums are set forth in the “Grants of Plan-Based Awards” table.

Based on the extent of the Company’s achievement of the first three performance measures, which were Company financial objectives, and the executive officer’s individual achievement of the fourth performance measure, which was based on the executive’s Personal Contributions, in March 2014 the Committee awarded a performance-based cash incentive to each executive officer as follows: $130,549 to Mr. Abuhoff; $80,756 to Mr. Mishra; and $56,205 to Mr. Nalavadi.

Stock-Based Incentives

The Company uses stock option grants as the primary vehicle for employee stock-based incentives. The Company also uses restricted share grants as a form of stock-based incentives. The Committee believes stock-based incentives align the executive officers’ interests with those of stockholders in building shareholder value, offer executive officers an incentive for the achievement of superior performance over time, and foster the retention of key management personnel. The number of stock options or restricted shares the Committee awards each executive officer is based on his relative position, responsibilities and performance, including anticipated future performance, potential and responsibilities, and performance over the previous fiscal year, to the extent applicable. The Committee also reviews and considers prior stock-based grants to each executive officer. The size of stock-based grants is not directly related to the Company’s performance. The Committee also takes into consideration recommendations asserted by an independent compensation consulting firm. In March 2013 the Committee awarded the following stock option grants to the executive officers: 237,434 shares to Mr. Abuhoff, 94,133 shares to Mr. Mishra and 80,013 shares to Mr. Nalavadi. 100% of the stock options vest and become exercisable three years from the date of grant, and 100,000 of the stock options granted to Mr. Abuhoff have an additional condition that they may only be exercised if the market price of the Company’s common stock is $6.00 or greater at the time of exercise. The three year vesting period maximizes both the retention value and the executive’s incentive to achieve superior performance over time. The stock options have a term of seven years from the date of grant.

Benefits and Perquisites

The Company offers retirement, health, life, and disability benefits, as well as medical and dependent care reimbursement plans to all full-time employees. These plans do not discriminate in scope, terms or operation in favor of executive officers. In addition, in calendar year 2013, the Company (i) reimbursed Mr. Abuhoff $14,678 for the cost of life and disability insurance premiums and related taxes pursuant to his employment agreement; (ii) provided Mr. Mishra benefits totaling $56,991 consisting of apartment rental, utilities, and security in connection with the Executive’s foreign assignment, health insurance, and related fringe benefit taxes; and (iii) provided Mr. Nalavadi, in connection with his relocation to New Jersey, benefits totaling $32,006 for an apartment rental, utilities, use of a Company car and travel.

Severance and Change-of-Control

The Company uses severance and change-of-control agreements to attract and retain qualified, talented and dedicated executives and to help it remain competitive in the marketplace.

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Results of 2013 Advisory Vote on Executive Compensation

At the 2013 Annual Meeting of Stockholders held in June 2013, the Company’s stockholders approved the 2012 compensation of the Company’s named executive officers by 80% of the votes cast. The Compensation Committee values the stockholder feedback provided through the vote. The Compensation Committee considered the stockholder support that the “say-on-pay” proposal received at the 2013 meeting and continued in 2013 with the core elements of the compensation programs in order to remain in alignment with stockholders’ interests.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Members of the Compensation Committee

Stewart R. Massey, Chair

Louise C. Forlenza

Andargachew S. Zelleke

Summary Compensation Table 2013

The following table sets forth information regarding compensation paid or accrued to Named Executive Officers in 2013.

Name and Position	Year	Salary ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($) (1)	All Other Compensation ($)		Total ($)

Jack S. Abuhoff Chairman, President and Chief Executive Officer	2013	500,000	448,750	(2)	130,549	14,678	(3)	1,093,977
	2012	482,785	-		520,281	7,860		1,010,926
	2011	429,443	267,750	(4)	512,707	13,658		1,223,558

Ashok Mishra Executive Vice President and Chief Operating Officer	2013	280,000	177,911	(2)	80,756	56,991	(5)	595,658
	2012	267,750	-		256,798	44,014		568,562
	2011	228,250	153,000	(4)	228,919	43,615		653,784

O’Neil Nalavadi Senior Vice President and Chief Financial Officer	2013	280,000	151,225	(2)	56,205	32,006	(6)	519,436
	2012	276,250	-		198,798	33,759		508,807
	2011	258,750	153,000	(4)	165,518	34,573		611,841

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(1)	Reference is made to footnote 1 of the “Grants of Plan-Based Awards 2013” table.
(2)	Represents the dollar amount of the aggregate grant date fair value of stock options granted in 2013. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Executive. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $1.89 on March 4, 2013. For information on the valuation assumptions, see Note 8 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2013.
(3)	Represents the cost of employer-provided executive life and disability insurance in the amount of $7,860 and reimbursement for related federal and state income taxes in the amount of $6,818.
(4)	Represents the dollar amount of the aggregate grant date fair value of stock options granted in 2011. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Executive. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $1.53 on May 2, 2011. For information on the valuation assumptions, see Note 8 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2011.
(5)	Includes $39,228 for apartment rental, utilities, and security in connection with the Executive’s foreign assignment, $11,337 for health insurance, and $6,426 for related fringe benefit taxes.
(6)	Includes, in connection with the Executive’s relocation to New Jersey, $25,380 for apartment rental and $6,626 for utilities and travel.

GRANTS OF PLAN-BASED AWARDS 2013

The following table summarizes the non-equity incentive plan awards granted to Named Executive Officers in 2013.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Option Awards: Number of Securities		Exercise or Base Price of	Grant Date Fair Value of Stock and
		Threshold	Target	Maximum	Underlying		Option	Option
Name	Grant Date	($)	($)	($)	Options (#) (2)		Awards ($/Sh)	Awards (3)

Jack S. Abuhoff	March 4, 2013	-	-	-	137,434		3.39	259,750
	March 4, 2013	-	-	-	100,000	(4)	3.39	189,000
	June 4, 2013	85,200	300,000	855,000	-		-	-

Ashok Mishra	March 4, 2013	-	-	-	94,133		3.39	177,911
	June 4, 2013	39,760	140,000	399,000	-		-	-

O’Neil Nalavadi	March 4, 2013	-	-	-	80,013		3.39	151,225
	June 4, 2013	31,808	112,000	319,200	-		-	-

(1)	Amounts in these columns reflect the range of potential awards for calendar year 2013 pursuant to each named executive officer’s incentive compensation plan. Incentive compensation payments would have been zero if performance had been below threshold for all performance measures. The “Summary Compensation” table shows the actual non-equity incentive plan payments received by each named executive officer for 2013. The performance measures underlying the non-equity incentive plans are set forth in the “Performance-Based Cash Incentive” section of the Compensation Discussion and Analysis.
(2)	The stock options set forth below were granted on March 4, 2013. 100% of the stock options vest and become exercisable three years from the date of grant. The stock options have a term of seven years from the date of grant.

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(3)	Represents the dollar amount of the aggregate grant date fair value of stock options granted in 2013. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Executive. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $1.89 on March 4, 2013. For information on the valuation assumptions, see Note 8 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2013.
(4)	These stock options may only be exercised if the market price of the Company’s common stock is $6.00 or greater at the time of exercise.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment Agreements

Jack S. Abuhoff

On March 25, 2009 the Company and Mr. Jack S. Abuhoff, the President and Chief Executive Officer of the Company, executed an employment Agreement with an effective date of February 1, 2009 (the “Agreement”). The Agreement will continue until terminated by the Company or Mr. Abuhoff.

The Agreement provides for: annual base salary compensation of $424,350 subject to cost of living adjustments and annual discretionary increases as determined by the Company’s Board of Directors; additional cash incentive or bonus compensation for each calendar year determined by the Compensation Committee of the Board of Directors in its discretion and conditioned on the attainment of certain quantitative objectives to be established by the Compensation Committee with a target bonus of not less than 60% of Mr. Abuhoff’s base salary for the year; and stock options and/or other equity-based and/or non-equity-based awards and incentives as determined by the Compensation Committee in its sole and absolute discretion. The Agreement also provides for indemnification, insurance and other fringe benefits, and contains confidentiality, non-compete and non-interference provisions.

In the event Mr. Abuhoff is terminated by the Company other than for cause (as defined), death or disability, or Mr. Abuhoff resigns his employment with the Company for good reason (as defined), Mr. Abuhoff is entitled to receive (i) an amount equal to 200% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in substantially equal payments over a period of 24 months; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay to Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); (iii) the continuation of his life and long-term disability insurance for the 24 month period immediately following Mr. Abuhoff’s termination and (iv) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives. In the event Mr. Abuhoff is terminated by the Company coincident with or following a change-of-control (as defined), Mr. Abuhoff is entitled to receive (i) an amount equal to 300% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of his three most recently declared bonuses to be paid in a lump sum payout within 30 days of the date of his termination; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 36 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 36 month period, pay to Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 36 month continuation period); and (iii) the continuation of his life and long-term disability insurance for the 36 month period immediately following Mr. Abuhoff’s termination; and (iv) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity and non-equity-based awards and incentives.

In the event Mr. Abuhoff is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Abuhoff prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount. The Agreement also provides for potential tax gross-up payments in respect of taxes, penalties and/or interest that may be incurred by Mr. Abuhoff under Section 409A of the Code.

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Ashok Mishra

On May 18, 2007, the Company and Mr. Ashok Mishra, the Executive Vice President and Chief Operating Officer of the Company, entered into a three year agreement with an effective date of January 1, 2007 whereby the Company agreed to cause one or more of its wholly-owned subsidiaries to offer employment to Mr. Mishra. Mr. Mishra’s agreement automatically renews for one year periods unless the Company either provides a notice of non-renewal by June 30 of the then current term or the Company and Mr. Mishra execute a new agreement prior to the end of the then current term. The agreement provides for annual base compensation of $175,000 per annum, subject to annual reviews for discretionary annual increases; and incentive compensation pursuant to an incentive compensation plan. The agreement also provides for insurance and other fringe benefits, and contains confidentiality, non-compete and non-interference provisions. In the event the Company terminates the agreement without cause, Mr. Mishra is entitled to receive his then base salary for 12 months following the date of termination.

O’Neil Nalavadi

On October 11, 2009 the Company and Mr. O’Neil Nalavadi, the Senior Vice President and Chief Financial Officer of the Company, entered into a three year employment agreement (the “Agreement”) commencing on November 9, 2009. The Agreement was amended on November 8, 2012 to extend the term of the Agreement for an additional three years through October 8, 2015, and provides for Mr. Nalavadi’s continued employment by the Company post the Agreement term, for a period of time not to exceed six months, if notice of non-renewal of the Agreement is not provided to Mr. Nalavadi on or before May 8, 2015. The Agreement provides for annual base compensation of $240,000, subject to annual discretionary increases as determined by the Company’s Board of Directors; eligibility to receive a cash bonus for each calendar year in an amount to be determined pursuant to a written bonus plan which shall provide for a target bonus equal to 30% of Mr. Nalavadi’s base salary for the year; and stock options and/or other equity-based and/or non-equity- based awards and incentives as determined by the Compensation Committee of the Company’s Board of Directors in its sole and absolute discretion. The Agreement also provides for indemnification, insurance and other fringe benefits and contains confidentiality, non-compete and non-interference provisions.

In the event Mr. Nalavadi’s employment is terminated by the Company other than for cause (as defined), death or disability, or Mr. Nalavadi resigns his employment for good reason (as defined), Mr. Nalavadi will be entitled to (i) an amount equal to his (A) Base Salary (as defined) and (B) any amount of Earned Bonus (as defined), to be paid in substantially equal payments over a period of 12 months; and (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 12 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 12 month period, pay to Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 12 month continuation period); and (iii) have 25% of all Company stock options and all other Company equity and non-equity based awards and incentives and related compensation rights, or entitlements, but exclusive of any Bonus, to become vested (to the extent that 25% have not yet vested), and to the extent applicable, exercisable, regardless of the otherwise applicable vesting/exercise schedules in connection therewith, and be relieved to such extent of otherwise applicable transfer restrictions, lock-up or performance requirements and other restrictions and/or contingencies of any kind. In the event Mr. Nalavadi is terminated by the Company coincident with or within 12 months following the occurrence of a change-of-control (as defined), Mr. Nalavadi is entitled to receive (i) an amount equal to 200% of his (A) base salary and (B) Earned Bonus (as defined) to be paid in substantially equal payments for the 24 month period immediately following the date of termination; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay to Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); and (iii) the removal of any vesting, transfer, lock-up, performance requirements or other restrictions or contingencies on his stock options and other equity and non-equity-based compensation awards, rights or entitlements.

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In the event Mr. Nalavadi is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Nalavadi prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount.

Outstanding Equity Awards at fiscal year-end 2013

The following table summarizes the outstanding equity awards held by each Named Executive Officer at

December 31, 2013.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)

Jack Abuhoff	154,000	-		2.59	03/31/2014	-		-
	180,000	-		0.67	06/08/2014	-		-
	100,000	-		3.75	08/18/2014	-		-
	80,000	-		3.46	12/30/2015	-		-
	-	175,000	(1)	2.59	05/01/2018	-		-
	-	137,434	(2)	3.39	03/03/2020	-		-
	-	100,000	(3)	3.39	03/03/2020	-		-
Total	514,000	412.434

Ashok Mishra	50,000	- -		3.46	12/30/2015	-		-
	-	100,000	(1)	2.59	05/01/2018	-		-
	-	94,133	(2)	3.39	03/03/2020	-		-
Total	50,000	194,133

O’Neil Nalavadi	100,000	-		5.62	03/14/2020	10,000	(4)	24,500	(5)
	50,000	-		4.37	03/14/2020	-		-
	-	100,000	(1)	2.59	05/01/2018	-		-
	-	80,013	(2)	3.39	03/03/2020	-		-
Total	150,000	180,013				10,000		24,500

(1)	Granted on May 2, 2011. 100% of the stock options vest and become exercisable on May 2, 2014.
(2)	Granted on March 4, 2013. 100% of the stock options vest and become exercisable on March 4, 2016.
(3)	Granted on March 4, 2013. 100% of the stock options vest on March 4, 2016. Once vested, these stock options may only be exercised if the market price of the Company’s common stock is $6.00 or greater at the time of exercise.
(4)	Granted on March 15, 2010. Shares vest on March 15, 2014.
(5)	The market value shown was determined by multiplying the number of shares of stock that have not vested by the closing price of the Company’s stock, $2.45, on December 31, 2013.

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OPTION EXERCISES AND STOCK VESTED 2013

The following table sets forth information regarding option awards exercised during fiscal year 2013 for each of the Named Executive Officers.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)

Jack S. Abuhoff	201,500	466,435

(1)	The value realized on exercise is based on the difference between the market price of the underlying securities on exercise and the exercise price.

Potential Payments Upon Termination or Change-OF-Control

Estimated Termination or Change-of-Control Benefits at Year-End 2013

The following table summarizes the estimated value of payments to each of the Named Executive Officers assuming different termination events occurred at December 31, 2013.

Name	Cash Compensation ($)	Stock-based Compensation ($)		Welfare Benefits ($)	Aggregate Payments ($)

Jack S. Abuhoff
Termination for cause	-	-		57,692	57,692
Termination without cause (1)	1,775,691		(2)	123,182	1,898,874
Change-of-Control (3)	2,663,537		(2)	155,928	2,819,465
Death	130,549	-		57,692	188,241
Disability	255,549	-		57,692	313,241

Ashok Mishra
Termination for cause	-	-		-	-
Termination without cause (1)	360,756	-		-	360,756
Change-of-Control	-	-		-	-
Death	80,756	-		-	80,756
Disability	150,756	-		-	150,756

O’Neil Nalavadi
Termination for cause	-	-		32,307	32,307
Termination without cause (1)	336,205		(2)	56,634	392,839
Change-of-Control (4)	672,410	24,500	(2); (5)	80,962	777,872
Death	56,205	-		32,307	88,512
Disability	126,205	-		32,307	158,512

(1)	Includes resignation by the executive with good reason (as described below).
(2)	No value is included for stock options that vest upon the termination date where the exercise price for the stock option exceeds the closing price on December 31, 2013.
(3)	Assumes the Company’s termination of the executive’s employment coincident with or following a change-of-control (as described below).
(4)	Assumes the Company’s termination of the executive’s employment coincident with or within 12 months following the occurrence of a change-of-control (as described below).

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(5)	Includes the value of restricted shares that vest upon the termination event. Value is based on the closing price of the Company’s stock, $2.45, on December 31, 2013.

Payments on Change-of-Control

Pursuant to Messrs. Abuhoff’s and Nalavadi’s employment agreements, a change-of-control shall be deemed to have occurred as of the earliest of any of the following events:

•	The closing of a transaction by the Company or any person (other than the Company, any subsidiary of the Company or any employee benefit plan of the Company or of any subsidiary of the Company) (a “Person”), together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Securities Exchange Act of 1934, as amended) (the “Exchange Act”) of such Person, shall be the beneficial owner of thirty percent (30%) or more of the Company’s then outstanding voting stock (“Beneficial Ownership”);
•	A change in the constituency of the Board such that, during any period of thirty-six (36) consecutive months, at least a majority of the entire Board shall not consist of Incumbent Directors. For purposes of this Paragraph 5(c)(ii), “Incumbent Directors” shall mean individuals who at the beginning of such thirty-six (36) month period constitute the Board, unless the election or nomination for election by the shareholders of the Company of each such new director was approved by a vote of a majority of the Incumbent Directors;
•	The closing of a transaction involving the merger, consolidation, share exchange or similar transaction between the Company and any other corporation other than a transaction which results in the Company’s voting stock immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least two-thirds (2/3rds) of the combined voting power of the Company’s or such surviving entity’s outstanding voting stock immediately after such transaction;
•	The closing of a transaction involving the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company’s assets; or
•	A plan of liquidation or dissolution of the Company goes into effect.

Upon the Company’s termination of Mr. Abuhoff’s employment coincident or following a change-of-control, Mr. Abuhoff will receive:

•	300% of his base salary to be paid in a lump sum payout within 30 days of the date of his termination;
•	300% of the greater of his most recently declared bonus (as defined) or the average of the his three most recently declared bonuses to be paid in a lump sum payout within 30 days of the date of his termination;
•	Continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 36 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 36 month period, pay Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 36 month continuation period);
•	Continuation of his life and long-term disability insurance for the 36 month period immediately following Mr. Abuhoff’s termination;
•	The removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives; and
•	Payment of up to six weeks’ accrued but unused vacation.

Upon the occurrence of a change-of-control without a termination of Mr. Abuhoff’s employment, Mr. Abuhoff will receive:

•	The removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives.

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Upon the Company’s termination of Mr. Nalavadi’s employment coincident with or within 12 months following the occurrence of a change-of-control, Mr. Nalavadi will receive:

•	200% of his base salary to be paid in substantially equal payments for the 24 month period immediately following the date of termination;
•	200% of any amount of Earned Bonus (as defined) to be paid in substantially equal payments for the 24 month period immediately following the date of termination;
•	Continuation of his (and as applicable, his dependents’) medical benefits and dental benefits until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period);
•	The removal of any vesting, transfer, lock-up, performance requirements or other restrictions or contingencies on his stock options and other equity-based and non-equity-based compensation awards, rights or entitlements; and
•	Payment of up to six weeks’ accrued but unused vacation.

Upon the occurrence of a change-of-control without a termination of Mr. Nalavadi’s employment, Mr. Nalavadi will receive:

•	The removal of any vesting, transfer, lock-up, performance requirements or other restrictions or contingencies on his stock options and other equity-based and non-equity-based compensation awards, rights or entitlements.

Payments on Termination (other than upon Change-of-Control)

Jack S. Abuhoff

Pursuant to Mr. Abuhoff’s employment agreement, if Mr. Abuhoff’s employment is terminated by the Company other than for cause, death or disability, or Mr. Abuhoff resigns his employment for good reason (including the Company’s breach of its material obligations under the Agreement, the Company, without Mr. Abuhoff’s prior consent, relocating Mr. Abuhoff’s regular office location by more than 50 miles from its present location, the Company assigning duties to Mr. Abuhoff which represent a material diminution of his authorities, duties or responsibilities, or requiring him to report to any person or entity other than the Board of Directors, and the Company does not revoke or reasonably cure any such action within 30 days of receipt of notice from Mr. Abuhoff and Mr. Abuhoff resigns his employment within 30 days thereafter) Mr. Abuhoff will be entitled to (i) 200% of his (A) base salary and (B) the greater of his most recently declared bonus (as defined) or the average of the his three most recently declared bonuses to be paid in substantially equal payments over a period of 24 months; (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 24 month period immediately following Mr. Abuhoff’s termination (and if the COBRA period is shorter than the applicable 24 month period, pay Mr. Abuhoff an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 24 month continuation period); (iii) the continuation of his life and long-term disability insurance for the 24 month period immediately following Mr. Abuhoff’s termination; (iv) payment of up to six weeks’ accrued but unused vacation and (v) the removal of any vesting, transfer, lock-up, performance or other restrictions or requirements on his stock options and other equity-based and non-equity-based awards and incentives. If Mr. Abuhoff’s employment is terminated for death, his estate will receive payment of his base salary through the date of termination, a pro-rated bonus based on his performance of his objectives through the date of termination, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for disability he will receive payment of his base salary for a 90 day period following the date of termination, a pro-rated bonus based on active duty with the Company and conditioned on attainment of quantitative objectives, and payment of up to six weeks’ accrued but unused vacation. If Mr. Abuhoff’s employment is terminated for cause, Mr. Abuhoff will receive his base salary through the date of termination, and payment of up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Abuhoff is required to sign a separation agreement and general release, and agreed, for a 12 month period following termination of his employment, not to compete or interfere with the Company, and not to employ or retain the services of an employee of the Company.

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In the event Mr. Abuhoff is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above (for both change-of-control and other than upon change-of-control) shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Abuhoff prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount. The Agreement also provides for potential tax gross-up payments in respect of taxes, penalties and/or interest that may be incurred by Mr. Abuhoff under Section 409A of the Code.

Ashok Mishra

Pursuant to Mr. Mishra’s agreement, if the agreement is terminated without cause or by Mr. Mishra with good reason (including the Company’s material breach of its obligations, reduction of base salary below the amount set forth in the agreement without Mr. Mishra’s consent, and assignment of duties to Mr. Mishra inconsistent with his position, and the Company does not reasonably cure such event after receipt of written notice from Mr. Mishra that he intends to resign his employment), he will be entitled to his base salary for 12 months following the date of his termination or resignation with good reason, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s death, his estate will receive payment of his base salary through the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If the agreement is terminated due to Mr. Mishra’s disability he will receive payment of his base salary for a 90 day period following the date of termination, any earned but unpaid incentive compensation, and payment for up to six weeks’ accrued but unused vacation. If this agreement is terminated for cause, Mr. Mishra will receive his base salary through the date of termination, and payment for up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Mishra is required to sign a separation agreement and general release, and agreed not to compete with the Company for a 12 month period following termination of his employment, and not to solicit the customers of the Company or to solicit or employ the services of an employee of the Company for a 24 month period following termination of employment.

O’Neil Nalavadi

Pursuant to Mr. Nalavadi’s employment agreement, if Mr. Nalavadi’s employment is terminated by the Company other than for cause, death or disability, or Mr. Nalavadi resigns his employment for good reason (including the Company’s breach of its material obligations under the Agreement, the Company assigning duties to Mr. Nalavadi which represent a material diminution of his authorities, duties or responsibilities, or requiring him to report to any person or entity other than the CEO, or the Company no longer permitting Mr. Nalavadi to work from El Dorado Hills, CA approximately one week per calendar month, and the Company does not reasonably cure any such action or event within 30 days of the date of notice from Mr. Nalavadi and Mr. Nalavadi resigns his employment within 30 days thereafter) Mr. Nalavadi will be entitled to (i) an amount equal to his (A) Base Salary (as defined) and (B) any amount of Earned Bonus (as defined), to be paid in substantially equal payments over a period of 12 months; and (ii) the continuation of his (and as applicable, his dependents’) medical and dental insurance until the earlier of the end of the maximum applicable COBRA coverage period or for the 12 month period immediately following Mr. Nalavadi’s termination (and if the COBRA period is shorter than the applicable 12 month period, pay Mr. Nalavadi an amount equal to the monthly cost charged by the Company for COBRA coverage during the period beginning upon the expiration of the maximum COBRA coverage period and the end of the 12 month continuation period); (iii) payment of up to six weeks’ accrued but unused vacation and (iv) have 25% of all Company stock options and all other Company equity-based and non-equity based awards and incentives and related compensation rights, or entitlements, but exclusive of any Bonus, to become vested (to the extent that 25% have not yet vested), and to the extent applicable, exercisable, regardless of the otherwise applicable vesting/exercise schedules in connection therewith, and be relieved to such extent of otherwise applicable transfer restrictions, lock-up or performance requirements and other restrictions and/or contingencies of any kind. If Mr. Nalavadi’s employment is terminated for death, his estate will receive payment of his base salary, any Earned Bonus (as defined), and reimbursement of all his incurred but unreimbursed reasonable business expenses, in each case through the date of termination, and payment of up to six weeks’ accrued but unused vacation. If Mr. Nalavadi’s employment is terminated for disability he will receive payment of his base salary for a 90 day period following the date of termination, a pro-rated bonus based on active duty with the Company and conditioned on attainment of quantitative objectives, reimbursement of all his incurred but unreimbursed reasonable business expenses and payment of up to six weeks’ accrued but unused vacation. If Mr. Nalavadi’s employment is terminated for cause, Mr. Nalavadi will receive his base salary through the date of termination, reimbursement of all his incurred but unreimbursed reasonable business expenses and payment of up to six weeks’ accrued but unused vacation. In return for the benefits described above, Mr. Nalavadi is required to sign a separation agreement and general release, and agreed, for a 12 month period following termination of his employment, not to compete or interfere with the Company, and not to employ or retain the services of an employee of the Company.

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In the event Mr. Nalavadi is a “specified employee” as defined in Section 409A of the Code at the time of his termination of employment, the payments referenced above (for both change-of-control and other than upon change-of-control) shall be delayed until the date that is six months and one day following his termination of employment (or, if earlier, the earliest other date as is permitted under Section 409A of the Code). The amount payable on such date shall include all amounts that would have been payable to Mr. Nalavadi prior to that date but for the application of Section 409A and the remaining payments shall be made in substantially equal installments until fully paid. Notwithstanding the foregoing, the six month delay shall not apply to any such payments made (A) during the short term deferral period set forth in Treasury Regulation Section 1.409A-1(b)(4), or (B) after said short term deferral period, payable solely on account of an involuntary separation from service (as defined in Section 409A of the Code) and in an amount less than the Section 409A Severance Exemption Amount.

QUALIFICATION BY REFERENCE

The matters described in the sections titled "Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table" and "Potential Payments Upon Termination or Change-of-Control" are qualified in their entirety by reference to agreements previously filed by the Company in reports with the Securities and Exchange Commission.

DIRECTOR COMPENSATION FOR 2013

Summary Director Compensation Table

The following table sets forth information regarding compensation paid or accrued to directors in fiscal year ended December 31, 2013 for service as a Director.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		All Other Compensation ($)	Total ($)

Haig S. Bagerdjian (2); (3)	30,000	88,900	(1)	-	118,900
Louise C. Forlenza (2); (4)	40,000	88,900	(1)	-	128,900
Stewart R. Massey (2)	36,000	88,900	(1)	-	124,900
Todd H. Solomon (5)	36,000	-		-	36,000
Anthea C. Stratigos (2)	30,000	88,900	(1)	-	118,900
Andargachew S. Zelleke	30,000	88,900	(1)	-	118,900
	202,000	444,500		-	646,500

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(1)	Represents the dollar amount of the aggregate grant date fair value of 47,066 stock options granted in 2013. 100% of the stock options vest and become exercisable on March 4, 2016. The aggregate grant date fair value is the amount the Company expects to expense in its financial statements over the award’s vesting schedule. This amount reflects the Company’s accounting expense and does not correspond to the actual value that will be realized by the Director. For stock options, grant date fair value is calculated using the Black-Scholes option pricing model and is based on the value of the option on the grant date, which was $1.89 on March 4, 2013. For information on the valuation assumptions, see Note 8 in the Notes to Consolidated Financial Statements filed with the Annual Report on Form 10-K for year-end 2013.
(2)	As of December 31, 2013 Messrs. Bagerdjian and Massey and Mses. Forlenza and Stratigos each held stock options to acquire 60,000 shares of common stock. These options were granted in 2011, and will vest and become exercisable on May 2, 2014.
(3)	As of December 31, 2013 Mr. Bagerdjian also held stock options to acquire 53,000 shares of common stock. The options were granted in prior years and are fully vested.
(4)	As of December 31, 2013 Ms. Forlenza also held stock options to acquire 48,232 shares of common stock. The options were granted in prior years and are fully vested.
(5)	Mr. Solomon resigned as a Director on December 18, 2013.

Narrative Disclosure to Director Compensation Table

Each non-employee director is compensated at the rate of $2,500 per month, plus out-of-pocket expenses for each Board of Directors meeting they attend. Employees who are directors receive no compensation for serving on the Board of Directors. The Chair of the Audit Committee receives an additional $833.34 per month, and the Chair of the Compensation Committee and Lead Independent Director receive an additional $500 per month. Directors do not receive any compensation for serving as a member of a Committee of the Board of Directors.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Company maintains a written policy and procedures for the review, approval, or ratification of any related party transactions that the Company is required to report under this section of the Proxy Statement. A related party, for purposes of the Company’s policy, means any (1) person who is or was (since the beginning of the last fiscal year for which the Company has filed a Form 10-K and Proxy Statement, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (2) greater than five percent beneficial owner of the Company’s common stock; or (3) immediate family member of any of the foregoing. Immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and anyone residing in such person’s home (other than a tenant or employee).

Under the related party transaction policy, any transaction, arrangement or relationship or series of transactions, arrangements or relationships in which the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year between the Company and a related party must be approved by the Audit Committee, unless the transaction, arrangement or relationship is pre-approved under the policy.

As set forth in the policy, in the course of its review, approval or ratification of a related party transaction the Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

No director shall participate in any discussion or approval of a related party transaction for which he or she is a related party, except that the director shall provide all material information concerning the transaction to the Audit Committee and, if a member of the Audit Committee, may be counted in determining the presence of a quorum at any meeting at which the transaction is discussed and/or approved.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 31, 2014, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each of the Company’s Named Executive Officers, and (iv) all Executive Officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, Three University Plaza, Hackensack, New Jersey 07601.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Directors
Jack S. Abuhoff (2)	1,435,195	5.61%
Haig S. Bagerdjian (3)	176,690	*
Louise C. Forlenza (4)	134,232	*
Stewart R. Massey (5)	70,000	*
Anthea C. Stratigos (5)	60,000	*
Andargachew S. Zelleke (6)	3,000	*

Named Executive Officers (who are not also directors)
Ashok Mishra (7)	184,497	*
O’Neil Nalavadi (8)	281,015	1.11

All Executive Officers and Directors as a Group (8 persons) (9)	2,344,629	8.90%

Known Beneficial Holders of More Than 5%
Perritt Capital Management, Inc. (10) 300 South Wacker Drive, Suite 2880 Chicago, Illinois 60606	1,295,898	5.17%

* Less than 1%.

(1)	Unless otherwise indicated, (i) each person has sole investment and voting power with respect to the shares indicated; and (ii) the shares indicated are currently outstanding shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Subject to the foregoing, the percentages are calculated based on 25,057,067 shares outstanding.
(2)	Includes currently exercisable options to purchase 535,000 shares of Common Stock.
(3)	Includes currently exercisable options to purchase 113,000 shares of Common Stock.
(4)	Includes currently exercisable options to purchase 108,232 shares of Common Stock.
(5)	Includes currently exercisable options to purchase 60,000 shares of Common Stock
(6)	Ownership of these shares is indirect.
(7)	Includes currently exercisable options to purchase 150,000 shares of Common Stock
(8)	Includes currently exercisable options to purchase 250,000 shares of Common Stock.
(9)	Includes currently exercisable options to purchase 1,276,232 shares of Common Stock.

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(10)	Based on Form SC 13G filed on February 13, 2014 with the Securities and Exchange Commission. There is shared voting power and dispositive power with respect to 1,166,815 shares, which represent 964,500 shares beneficially owned by Perritt MicroCap Opportunities Fund, Inc. and 202,315 shares beneficially owned by Perritt Funds, Inc.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors, certain of its officers, and any person owning more than ten percent (10%) of the Company’s securities to file reports of ownership and changes of ownership with the Securities and Exchange Commission. The Company has procedures in place to assist its directors and officers in preparing and filing these reports on a timely basis. Based solely on a review of the forms filed, upon our records, and upon representations furnished by the Company’s officers and directors that no Form 5s were required, the Company believes that during the period from January 1, 2013 through December 31, 2013 all officers and directors complied with Section 16(a) filing requirements, except that one Form 4 for Mr. Ashok Mishra for the purchase of 52 shares of common stock was filed late.

PROPOSAL 3. APPROVAL OF THE COMPANY’S EXECUTIVE COMPENSATION ON AN ADVISORY BASIS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables stockholders to vote to approve, on an advisory and non-binding basis, the compensation of the Company’s Named Executive Officers. Accordingly, you may vote on the following resolution at the 2013 annual meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby approved.”

As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, the Company’s executive compensation program is designed to attract, motivate and retain individuals with the skills required to formulate and drive the Company’s strategic direction and achieve annual and long-term performance goals necessary to create stockholder value. Consistent with this philosophy, a significant percentage of the total compensation opportunity for each executive officer is based on measurable financial performance of the Company on an annual basis, and on the performance of the Company’s stock on a long term basis.

Although this vote is non-binding, the Board of Directors and the Compensation Committee value the opinion of the stockholders and will consider the outcome of the vote when making future compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4. APPROVAL OF AMENDMENTS TO THE INNODATA INC. 2013 STOCK PLAN

The Board of Directors has adopted, and recommends that the stockholders approve, the amendments to the Innodata Inc. 2013 Stock Plan (the “2013 Plan Amendments”). The primary purpose of the 2013 Plan Amendments is to add 1,138,655 shares to the total number of shares reserved for issuance under the Innodata Inc. 2013 Stock Plan (the “2013 Plan”). The 2013 Plan permits the grant of stock options, stock appreciation rights, restricted stock, stock units and performance grants. Stockholder approval of the 2013 Plan Amendments is required by Nasdaq rules. If we receive stockholder approval, the 2013 Plan Amendments will become effective June 3, 2014. If we do not receive stockholder approval, the 2013 Plan Amendments will not go into effect, and the 2013 Plan will continue in effect in accordance with its existing terms.

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As of April 10, 2014, 261,345 shares were available for issuance (i.e., reserved and not subject to any outstanding awards) under the 2013 Plan. If the 2013 Plan Amendments are approved by the Company’s stockholders, a total of 1,400,000 shares will be available for awards made under the 2013 Plan after April 10, 2014. There are currently approximately 4,106,830 shares subject to outstanding awards under the Company’s current and prior equity compensation plans and currently approximately 25,057,067 shares of Innodata Inc. stock issued and outstanding. Thus, if the 2013 Plan Amendments are approved by the stockholders, the total potential dilution represented by all available shares under the 2013 Plan and all currently outstanding awards would be approximately 18%.

In connection with the proposal to increase the total number of shares reserved under the 2013 Plan, the 2013 Plan Amendments would also include a proportionate increase in the maximum number of shares that may be subject to restricted stock and stock unit awards under the 2013 Plan with a time vesting period of less than three years, from 52,054 to 108,987.

The Board of Directors recommends that the stockholders approve the 2013 Plan Amendments. The Board of Directors believes that stock based incentives align the interests of the Company’s employees with those of stockholders in building stockholder value, offer employees incentives for the achievement of superior performance over time, and fosters the retention of employees.

Additional Information Concerning the Amended Plan

A copy of the 2013 Plan, as amended by the 2013 Plan Amendments as proposed herein (the “Amended Plan”), is attached hereto as Annex A. A summary of the material terms of the Amended Plan is provided below, but is qualified in its entirety by reference to the full text of the Amended Plan.

Effective Date. The Amended Plan was approved by the Innodata Board of Directors on April 11, 2014 and will become effective on the date the Amended Plan is approved by the stockholders of the Company.

Shares Available. The number of shares of stock that may be delivered, purchased or used for reference purposes (with respect to Stock Appreciation Rights (“SARs”) or Stock Units) with respect to awards granted under the Amended Plan shall be two million one hundred and thirty-eight thousand six hundred fifty-five (2,138,655) shares of Common Stock of Innodata (“Stock”), plus (ii) forty-one thousand ninety-six (41,096) shares of Stock that, as of the original Effective Date of the 2013 Plan (June 4, 2013), were available for issuance under the 2009 Stock Plan, as amended and restated (the “Prior Plan”), plus (iii) any shares subject to an award or portion of any award under the Prior Plan that were outstanding as of the original Effective Date of the 2013 Plan that expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration. Shares of Stock subject to Options or SARs granted under the Amended Plan shall count against the share reserve as one (1) share for every one (1) share subject to such Option or SAR and shares subject to any other type of award granted under the Amended Plan shall count against the share reserve as two (2) shares for every one (1) share subject to such award. If any award, or portion of an award, under the Amended Plan or the Prior Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further awards under the Amended Plan as provided in the next sentence. Shares of Stock that again become available for awards pursuant to the expiration, termination, forfeiture or cancellation of any award (other than an Option or SAR granted under the Amended Plan, or of any award (other than an option or SAR) granted after March 31, 2011 under the Prior Plan, shall be added back as two (2) shares for every one (1) share subject to such award or Prior Plan award. All other awards under the Amended Plan and all other awards under the Prior Plan shall be added back as one (1) share for every one (1) share subject to such award or Prior Plan award. The number of shares used for reference purposes in connection with these awards will be considered “delivered” for purposes of computing the maximum number of shares that may be delivered under the Amended Plan.

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Plan Limits. The maximum number of shares of Stock that may be subject to awards of any combination that may be granted during any fiscal year of the Company to any one individual is 1,000,000 shares, subject to adjustment for certain specified changes to the Company's capital structure. The maximum amount of cash that may be paid under the Amended Plan to any one individual during any one fiscal year of the Company is $2,000,000.

Share Counting. Any shares of Stock tendered or exchanged by a participant as full or partial payment to the Company of the exercise price under an option and any shares retained or withheld in satisfaction of a participant’s tax withholding obligations with respect to any award shall not be available for issuance, subjected to new awards or otherwise used to increase the number of shares of Stock available for awards under the Amended Plan. The cash proceeds from option exercises shall not be used to repurchase shares of Stock on the open market for reuse under the Amended Plan. SARs issued under the Amended Plan that may be settled in shares of Stock shall reduce the number of shares available for awards under the Amended Plan by the number of shares of Stock equal to the number of such SARs that are issued. Awards under the Amended Plan that may only be settled in cash shall not reduce the number of shares available for awards under the Amended Plan.

Eligibility. All directors, officers and other employees and other persons who provide services to the Company or any Related Company (as defined in Section 2.21 of the Amended Plan) are eligible to participate in the Amended Plan.

Administration. The administrator of the Amended Plan will be the Compensation Committee of the Company’s Board of Directors unless otherwise designated by the Board of Directors. The Compensation Committee serving as administrator will, among other things, have the authority to: construe the Amended Plan and any award under the Amended Plan; select the directors and officers and others who provide services to the Company to whom awards may be granted and the time or times at which awards will be granted; determine the number of shares of common stock to be covered by or used for reference purposes for any award; determine and modify from time to time the terms, conditions, and restrictions of any award; approve the form of written instrument evidencing any award; accelerate or otherwise change the time or times at which an award becomes vested or when an award may be exercised or becomes payable; waive, or accelerate the lapse, in whole or in part, any restriction or condition with respect to any award; impose limitations on awards; modify, extend or renew outstanding awards, or accept the surrender of outstanding awards and substitute new awards (subject to the restrictions below); delegate, to the extent permitted by applicable law, any portion of its authority under the Amended Plan to any officer or director of the Company, subject to any conditions the Compensation Committee may establish; and make all other determinations deemed necessary or advisable for the administration of the Amended Plan.

Repricing Prohibited. Without prior shareholder approval, the administrator of the Amended Plan is expressly prohibited from (i) lowering the exercise price of any option or SAR after the date of grant; (ii) taking any other action that is treated as a repricing under generally accepted accounting principles; or (iii) canceling an option or SAR at a time when its exercise price (or, with respect to an SAR, the fair market value of the Stock covered by the SAR on the grant date) exceeds the fair market value of the underlying Stock in exchange for any other award, unless the cancellation and exchange occurs in connection with a corporate transaction (as described in Section 10.1 of the Amended Plan).

New Plan Benefits. The Compensation Committee has not yet made any awards out of the additional shares that would be reserved for issuance under the Amended Plan if this proposal is approved by the Company’s stockholders. Because the granting of awards is in the sole discretion of the Compensation Committee, the nature and magnitude of future awards under the Amended Plan cannot currently be determined.

Types of Awards. The types of awards that may be made under the Amended Plan are stock options, stock appreciation rights, restricted stock awards, stock units and performance grants. The Compensation Committee will fix the terms of each award, including, to the extent relevant, the following: (1) exercise price for options, base price for stock appreciation rights, purchase price, if any, for restricted stock awards, and performance goals for performance grants, (2) vesting requirements and other conditions to exercise, (3) term and termination, (4) effect, if any, of change of control and (5) method of exercise and of any required payment by the recipient. Additional information concerning the types of awards that may be made is set forth below.

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Stock Options. The Compensation Committee may grant options that are qualified as "incentive stock options" under Section 422 of the Internal Revenue Code ("ISOs") and options that are not so qualified ("non-qualified options"). ISOs are subject to certain special limitations, including the following: (1) the exercise price per share may not be less than 100% of the fair market value per share of our Stock on the grant date (110% of such fair market value, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), (2) the term may not exceed 10 years (5 years, if the recipient owns more than 10% of the total combined voting power of all classes of our outstanding shares), and (3) the recipient must be an employee of our Company. The term for non-qualified options may not exceed 10 years.

Stock Appreciation Rights. A stock appreciation right gives the holder the opportunity to benefit from the appreciation of our Stock over a specified base price determined by the Compensation Committee. The base price may not be less than 100% of the fair market value of the Stock covered by the SAR on the date of grant. Upon exercise of a stock appreciation right, the holder has the right to receive in respect of each share subject thereto a payment equal to the excess, if any, of: (1) the fair market value of a share of our Stock as of the exercise date over (2) the specified base price. At the discretion of the Compensation Committee, any required payment may be made in cash, shares of our Stock, or both. The term of any SAR may not exceed 10 years.

Restricted Stock Awards. A restricted stock award entitles the recipient to acquire shares of our Stock for no consideration or for the consideration specified by the Compensation Committee. The shares will be subject to such vesting periods and other restrictions and conditions as the Compensation Committee determines.

Stock Units. A stock unit is a bookkeeping account to which there is credited the fair market value of a share of our Stock. The value of the account is subsequently adjusted to reflect changes in the fair market value. Upon exercise of a stock unit, the holder is entitled to receive the value of the account.

Performance Grants. A performance grant is an award based on the achievement of performance goals set forth with respect to certain performance criteria. For each performance grant the Compensation Committee will establish the amount of cash or shares of our Stock payable at specified levels of performance, based on the performance goals for each performance criterion. Any performance grant will be made not later than 90 days after the start of the performance period to which such award relates and will be made prior to the completion of 25% of the performance period. Except as set forth in the next sentence, the Compensation Committee may increase, but not decrease, the level of performance needed to achieve any performance goal during the performance period. The administrator may provide, in its discretion, for a performance grant to be payable without regard to the attainment of the performance goals established with respect to the award only in the event of a participant’s retirement, death or disability, or the occurrence of a Change of Control (as defined in Section 2.5 of the Amended Plan).

Performance Criteria. Performance goals may be based on any one or more of the following performance criteria: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; bookings; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives.

Code Section 162(m). With respect to any restricted stock awards or stock units intended to qualify as “performance-based compensation" under Code Section 162(m), the terms and conditions of such award shall be implemented by the Compensation Committee in a manner designed to preserve such awards as “performance-based compensation.”

Modifications. No modification (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B)) may be made with respect to any option or SAR if the modification would result in the option or SAR constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(C)) may be made with respect to any option or SAR if the extension would result in the option or SAR having an additional deferral feature from the date of grant, in each case without the participant’s consent.

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Certain Corporate Transactions. If certain corporate transactions specified in the Amended Plan occur, the Compensation Committee shall proportionately adjust the Amended Plan and awards as it deems necessary or appropriate to prevent enlargement or dilution of rights, including, without limitation, (1) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Amended Plan and any other limits under the Amended Plan; (2) the number and kind of shares or other securities subject to any then outstanding awards under the Amended Plan; and (3) the exercise price, base price, or purchase price applicable to outstanding awards under the Amended Plan. To the extent outstanding awards are not assumed by or substituted for by the surviving entity or its parent in connection with any merger or consolidation of the Company or any sale or transfer of all or part of the Company’s assets or business, or any similar event, the Compensation Committee may cancel the outstanding awards, but not outstanding Stock or restricted Stock awards, and/or accelerate the vesting of the outstanding awards. The Compensation Committee may determine to pay no compensation whatsoever for any canceled awards that are not in-the-money (as defined below) or for any canceled awards to the extent not vested. The Company is required to provide payment in cash or other property for the in-the-money value of the vested portion of awards that are in-the-money and that are canceled as aforesaid. Awards are in-the-money only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the award (whether under Black-Scholes-type formulas or otherwise).

Any adjustment of ISOs shall be made only to the extent not constituting a "modification" within the meaning of Code Section 424(h)(3). Further, with respect to awards intended to qualify as "performance-based compensation" under Code Section 162(m), such adjustments shall be made only to the extent that the Administrator determines that such adjustments may be made without causing the Company to be denied a tax deduction on account of Code Section 162(m). No adjustments of NSOs and SARs shall be made, without the recipient’s consent, to the extent such adjustment would result in the NSO or SAR constituting a deferral of compensation (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B) or(C)).

Amendment. The Board of Directors may amend, alter, suspend, discontinue, or terminate the Amended Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Amended Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Code Section 162(m)); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any participant or any holder or beneficiary of any award theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary. Notwithstanding the foregoing, the Board may unilaterally amend the Amended Plan and outstanding awards without participant consent as it deems necessary or appropriate to ensure compliance with applicable securities laws and provisions of the Code.

Term of Amended Plan. No award may be granted under the Amended Plan after the close of business on the day immediately preceding the tenth anniversary of the original effective date of the 2013 Plan (June 4, 2013). However, all awards made prior to such time will remain in effect in accordance with their terms.

Summary of Federal Income Tax Consequences.

Generally, a participant in the Amended Plan will not incur any federal income tax when he receives an award, unless a participant who receives a restricted stock award makes a valid Section 83(b) election with respect to the award. If the participant makes a valid Section 83(b) election, the participant will recognize ordinary income equal to the fair market value of the restricted shares on the date of grant, and generally will not recognize any additional ordinary income at the time the restrictions with respect to the shares lapse.

Upon exercise of a nonstatutory stock option, a participant generally will recognize ordinary income equal to the difference between the fair market value of the stock acquired on the date of the exercise and the exercise price. A participant generally will not recognize any ordinary income upon exercise of an incentive stock option unless the participant is subject to the alternative minimum tax. If the participant holds the stock purchased upon exercise of an incentive stock option until the later of two years after the date of grant or one year after exercise, then any profit or loss realized on the later sale or exchange of the stock relative to the exercise price will be capital gain or loss. If the participant sells or exchanges the stock prior to the expiration of the holding period, the participant generally will recognize ordinary income equal to the difference between the fair market value of the shares at the time of exercise (or, if less, the amount realized upon the sale or exchange) and the exercise price, and any additional profit will be capital gain. If the amount realized upon the sale or exchange of the shares is less than the exercise price paid, then the participant will generally be entitled to a capital loss.

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Unless the participant has made a valid Section 83(b) election, upon vesting of restricted stock, a participant will generally recognize ordinary income equal to the fair market value of the shares, determined at the time of vesting. A participant will generally recognize ordinary income upon payment of stock appreciation rights, restricted stock units and performance grants equal to the cash received or the fair market value of the shares paid under the award determined at the time of payment.

If the participant is an employee then ordinary income recognized by the participant in connection with an award as described above is generally subject to applicable tax withholding by us. We generally are not required to withhold taxes in connection with the exercise or disposition of an incentive stock option.

Assuming that a participant’s compensation is otherwise reasonable and that the statutory limitations on compensation deductions (including the limitations under Internal Revenue Code Sections 162(m) and 280G) do not apply, we usually will be entitled to a business expense deduction when and for the amount which a participant recognizes as ordinary income in connection with an incentive award, as described above. We generally do not receive a deduction in connection with the exercise of an incentive stock option unless there is a disqualifying disposition of the shares acquired under the option.

Internal Revenue Code Section 162(m) imposes a $1,000,000 limit on the amount of the annual compensation deduction allowable to a publicly-held company with respect to its chief executive officer and up to four other most highly compensated officers whose compensation is required to be reported to shareholders under the Securities Exchange Act of 1934. An exception to this limit is provided for performance-based compensation if certain requirements are met. The Amended Plan permits awards under the Amended Plan to be granted in a manner that will qualify for this exception from the deduction limit.

The discussion above is subject to the general federal tax doctrines of constructive receipt and economic benefit and to the applicable provisions of Code Section 409A. If at any time a participant is in constructive receipt or receives the economic benefit of an award, the participant may incur federal tax liabilities with respect to the award earlier than the times described above. In addition if at any time the Amended Plan, any award under the Amended Plan or any arrangement required to be aggregated with the Amended Plan or any award under the Amended Plan fails to comply with the applicable requirements of Code Section 409A, all amounts (including earnings) deferred under the Amended Plan or such award for the taxable year and all preceding taxable years by any participant with respect to whom the failure relates are includible in such participant’s gross income for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in the participant’s gross income. These amounts are also subject to an additional income tax equal to 20 percent of the amount required to be included in gross income and interest equal to the underpayment rate specified by the Internal Revenue Service plus one percentage point, imposed on the underpayments that would have occurred had the compensation been includible in income for the taxable year when first deferred, or if later, when not subject to a substantial risk of forfeiture.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE AMENDMENTS TO THE INNODATA INC. 2013 STOCK PLAN

VOTE REQUIRED

Election of Directors. Directors will be elected at the meeting by a plurality of the votes cast (i.e., the six nominees receiving the greatest number of votes will be elected as directors).

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Ratification of the Appointment of Independent Auditors. The appointment of CohnReznick LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

Approval of the Company’s Executive Compensation on an Advisory Basis. The compensation of the named executive officers will be approved, on an advisory basis, if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such approval has been received.

Approval of Amendments to the Innodata Inc. 2013 Stock Plan. The approval of amendments to the Innodata Inc. 2013 Stock Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such approval, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such approval has been received.

EXPENSE OF SOLICITATION

The cost of soliciting Proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit Proxies personally, by telephone, facsimile or electronic communication. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith. In addition, we have retained Eagle Rock Proxy Advisors to assist in the solicitation of Proxies for the 2014 Annual Meeting at a fee of $2,500.

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, multiple shareowners who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual Proxy materials or notice regarding the internet availability of Proxy materials. If the household received a printed set of Proxy materials by mail, each shareowner will receive his or her own Proxy card by mail. We have undertaken householding to reduce our printing costs and postage fees.

If you wish to opt out of householding and continue to receive multiple copies of the Proxy materials or notice regarding the internet availability of Proxy materials at the same address, you may do so at any time prior to thirty days before the mailing of Proxy materials or notice regarding the internet availability of Proxy materials, which typically are mailed in May of each year, by notifying us in writing or by telephone at: Innodata Inc. Investor Relations, 3 University Plaza, Hackensack, New Jersey 07601, (201) 371-8000. You also may request additional copies of the Proxy materials or notice regarding the internet availability of Proxy materials by notifying us in writing or by telephone at the same address or telephone number.

STOCKHOLDER PROPOSALS FOR THE 2015 ANNUAL MEETING

Notice Required to Include Proposals in Our Proxy Statement

We will review for inclusion in next year's proxy statement shareholder proposals received by January 5, 2015. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Innodata Inc., Three University Plaza, Hackensack, New Jersey 07601, Attention: Corporate Secretary.

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Notice Required to Bring Business Before an Annual Meeting

Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder who proposes to nominate a candidate for director or propose other business at the 2015 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed; or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as filed with the SEC, excluding exhibits, is being mailed to you concurrently herewith. The exhibits to the Annual Report on Form 10-K are available upon payment of charges that approximate our cost of reproduction by written request addressed to Investor Relations, Innodata Inc., 3 University Plaza, Hackensack, New Jersey 07601.

OTHER MATTERS

The Company knows of no items of business that are expected to be presented for consideration at the Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Hackensack, New Jersey	By Order of the Board of Directors
April 23, 2014
/s/ Amy R. Agress

Amy R. Agress
Vice President, General Counsel and Secretary

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Annex A

INNODATA INC. 2013 STOCK PLAN

(As Amended and Restated Effective June 3, 2014)

ARTICLE I

General

1.1.          Purpose. The purpose of the Innodata Inc. 2013 Stock Plan (the “Plan”), as amended and restated effective as of June 3, 2014 is to provide additional incentive to officers, directors, employees and others who render services to Innodata Inc. (the “Corporation”) and any Related Company. It is intended that Awards granted under the Plan strengthen the desire of such persons to join and remain in the employ of the Corporation, or otherwise render services to the Corporation, and stimulate their efforts on behalf of the Corporation.

1.2.          Term. No Award shall be granted under the Plan after the close of business on the day immediately preceding the 10-year anniversary of the Effective Date of the Plan. Subject to other applicable provisions of the Plan, all Awards made under the Plan prior to such termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of such Awards.

1.3.          Shares Subject to the Plan. Subject to adjustments as provided in Article X, the number of shares of Stock that may be delivered, purchased or used for reference purposes (with respect to SARs or Stock Units) with respect to Awards granted under the Plan shall be (i) two million one hundred thirty-eight thousand six hundred fifty-five (2,138,655) shares of Common Stock of Innodata (“Stock”), plus (ii) forty-one thousand ninety-six (41,096) shares of Stock that, as of the Effective Date of the Plan, were available for issuance under the 2009 Stock Plan, as amended and restated (the “Prior Plan”), plus (iii) any shares subject to an award or portion of any award under the Prior Plan that were outstanding as of the Effective Date of the Plan that expire or terminate unexercised, become unexercisable or are forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration. Shares of Stock subject to Options or SARs granted under the Plan shall count against the share reserve as one (1) share for every one (1) share subject to such Option or SAR and shares subject to any other type of Award granted under the Plan shall count against the share reserve as two (2) shares for every one (1) share subject to such Award. No further awards shall be made under the Prior Plan on or after the Effective Date of the Plan. If any Award, or portion of an Award, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares without the delivery of shares of Stock or other consideration, the shares subject to such Award shall thereafter be available for further Awards under the Plan as provided in the next sentence. Shares of Stock that again become available for Awards pursuant to the expiration, termination, forfeiture or cancellation of any Award (other than an Option or SAR) granted under the Plan, or of any award (other than an option or stock appreciation right) granted after March 31, 2011 under the Prior Plan, shall be added back as two (2) shares for every one (1) share subject to such Award or Prior Plan award. All other Awards under the Plan and all other awards under the Prior Plan shall be added back as one (1) share for every one (1) share subject to such Award or Prior Plan award.

1.4           Share Counting. Any shares of Stock tendered or exchanged by a Participant as full or partial payment to the Corporation of the exercise price under an Option (or an option under the Prior Plan) and any shares retained or withheld in satisfaction of a Participant’s tax withholding obligations with respect to any Award (or an award under the Prior Plan) shall not be available for issuance, subjected to new Awards or otherwise used to increase the number of shares of Stock available for Awards under the Plan. The cash proceeds from Option exercises (or exercises of options under the Prior Plan) shall not be used to repurchase shares of Stock on the open market for reuse under the Plan. SARs issued under the Plan that may be settled in shares of Stock shall reduce the number of shares available for Awards under the Plan by the number of shares of Stock equal to the number of such SARs that are issued. Awards under the Plan (or under the Prior Plan) that may only be settled in cash shall not reduce the number of shares available for Awards under the Plan.

Innodata Inc. 2013 Stock Plan	A-1

1.5.         Plan Limits. All of the shares of Stock that may be issued under this Plan may be issued upon the exercise of Options that qualify as ISOs. Subject to adjustments as provided in Article X, the maximum number of shares of Stock subject to Awards of any combination that may be granted during any one (1) fiscal year of the Corporation to any one (1) individual shall be limited to one million (1,000,000) shares; provided that such number shall be adjusted pursuant to Article X, and shares otherwise counted against such number, only in a manner which will not cause Awards granted under the Plan to fail to qualify as "performance-based compensation" under Code Section 162(m). The maximum amount of cash that may be paid under the Plan to any one (1) individual during any one (1) fiscal year of the Corporation shall be limited to two million dollars ($2,000,000).

ARTICLE II

Definitions

For purposes of the Plan, the following terms shall be defined as set forth below.

2.1.         Administrator means, unless otherwise designated by the Board, the Compensation Committee, provided that, if any member of the body constituting the Administrator at any given time does not qualify as (i) an outside director for purposes of Code Section 162(m), (ii) a non-employee director for purposes of Rule 16b-3 under the Exchange Act, and (iii) an independent director for purposes of the rules of the exchange on which the Stock is traded, the remaining members of the body constituting the Administrator (but not less than two members) shall be constituted as a subcommittee to act as the Administrator for purposes of the Plan.

2.2.         Affected Corporation means the corporation (either the Corporation or a Related Company) that employs the Participant or for which the Participant performs services at the time of a change of control event (the “Employer Corporation”), and any other corporation in a chain of corporations in which each corporation owns more than 50 percent of the total fair market value and total voting power of another corporation in the chain, ending with the Employer Corporation.

2.3.         Award means any Options (including ISOs and NSOs), SARs (including free-standing and tandem SARs), Restricted Stock Awards, Stock Units, Performance Grants, or any combination of the foregoing granted pursuant to the Plan, except, however, when the term is being used under the Plan with respect to a particular category of grant in which case it shall only refer to that particular category of grant.

2.4.         Board means the Board of Directors of the Corporation.

2.5.         Change of Control means any of the following events:

(i) The Corporation merges, consolidates, exchanges shares or engages in a similar transaction with any other entities other than a transaction which results in the Corporation’s voting stock immediately prior to the consummation of such transaction continuing to represent (either by remaining outstanding or by being converted into voting stock of the surviving entity) at least fifty percent (50%) of the combined voting power of the Corporation’s or such surviving entity’s outstanding voting stock immediately after such transaction; or

(ii) The liquidation or dissolution of the Corporation or the sale or disposition by the Corporation (in one (1) transaction or a series of transactions) of all or substantially all of the Corporation’s assets; or

(iii) The acquisition by any person (other than the Corporation, any Related Company or any employee benefit plan of the Corporation or of any Related Company) (a “Person”), together with all “affiliates” and “associates” (within the meanings of such terms under Rule 12b-2 of the Exchange Act) of such Person, of more than fifty percent (50%) of the Corporation’s then outstanding voting stock.

2.6           Code means the Internal Revenue Code of 1986, as amended.

2.7.          Exchange Act means the Securities Exchange Act of 1934, as amended.

Innodata Inc. 2013 Stock Plan	A-2

2.8.         Disability means (i) for any purpose relating to an ISO, a disability as defined in Code Section 22(e)(3); and (ii) for any purpose relating to an Award that provides for a deferral of compensation within the meaning of Code Section 409A and that is payable under its terms upon the Participant’s Disability, the Participant’s inability to engage in any substantial gainful activity or receipt of income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer, in each case by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months; and (iii) for any other purpose under the Plan, a disability as determined in the discretion of the Administrator.

2.9.         Effective Date means June 4, 2013, the date on which the Plan was originally approved by the Corporation’s shareholders.

2.10.       Fair Market Value means, as to Stock as of any date,

(i)          If the Stock is not traded on any over-the-counter market or on a national securities exchange, the fair market value determined by the Board using the reasonable application of a reasonable valuation method;

(ii)         If the Stock is traded in the over-the-counter market, based on most recent closing price for the Stock on the Grant Date or other date the calculation thereof shall be made or, if such date is not a trading day, on the most recent trading day immediately preceding such date; or

(iii)        If the Stock is listed on a national securities exchange, based on the closing price for the Stock on such exchange on the Grant Date or other date the calculation thereof shall be made or, if such date is not a trading day, on the most recent trading day immediately preceding such date.

2.11.       Grant Agreement means the agreement between the Corporation and the Participant pursuant to which the Corporation authorizes an Award hereunder. Each Grant Agreement entered into between the Corporation and a Participant with respect to an Award granted under the Plan shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Administrator.

2.12.       Grant Date means the date on which the Administrator completes the corporate action necessary to give a Participant a legally binding right to compensation under the terms and conditions of an SAR, constitute an offer of stock for sale to a Participant under the terms and conditions of an Option, or otherwise grant a Restricted Stock Award, Stock Unit or Performance Grant to a Participant, or in each case such future date as the Administrator shall so designate at the time of completing such corporate action.

2.13.       ISO means any Option designated and qualified as an “incentive stock option” as defined in Code Section 422.

2.14.       NSO means any Option that is not an ISO.

2.15.       Option means any option to purchase shares of Stock granted under Article V.

2.16.       Parent means a corporation, whether now or hereafter existing, within the meaning of the definition of “Parent Corporation” provided in Code Section 424(e), or any successor to such definition.

2.17.       Participant means any person to whom any Award is granted pursuant to the Plan.

2.18. Performance Criterion means any one (1) or more of the following performance criteria, either individually, alternatively or in any combination, and subject to such modifications or variations as specified by the Administrator, applied to either the Corporation as a whole or to a business unit or Related Company, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator: cash flow; cash flow from operations; earnings (including, but not limited to, earnings before interest, taxes, depreciation and amortization); earnings per share, diluted or basic; earnings per share from continuing operations; net asset turnover; inventory turnover; bookings; capital expenditures; debt; debt reduction; working capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; productivity; delivery performance; safety record; stock price; return on equity; total stockholder return; return on capital; return on assets or net assets; revenue; income or net income; operating income or net operating income; operating profit or net operating profit; gross margin, operating margin or profit margin; and completion of acquisitions, business expansion, product diversification, new or expanded market penetration and other non-financial operating and management performance objectives. To the extent consistent with Code Section 162(m) and the regulations promulgated thereunder and unless otherwise determined by the Administrator at the time the Performance Goals are established, the Administrator shall, in applying the Performance Goals, exclude the adverse effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; business combinations, reorganizations and/or restructuring programs that have been approved by the Board; reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items separately identified in the financial statements and/or notes thereto in accordance with generally accepted accounting principles.

Innodata Inc. 2013 Stock Plan	A-3

2.19. Performance Goal means an objectively determinable performance goal established by the Administrator with respect to a given Award that relates to one or more Performance Criteria.

2.20. Performance Grant means an Award made pursuant to Article VIII.

2.21. Related Company means (i) for any purpose relating to an ISO, any Parent or Subsidiary, (ii) for purposes of determining eligibility to receive an NSO or SAR, any corporation or other entity, whether now or hereafter existing, in a chain of corporations or other entities in which each corporation or other entity has a controlling interest (as defined in Treasury Regulations Section 1.414(c)-2(b)(2)(i), provided that the phrase “at least 50 percent” is used instead of “at least 80 percent” each place it appears therein) in another corporation or other entity in the chain, beginning with a corporation or other entity in which the Corporation has a controlling interest; and (iii) for all other purposes under the Plan, any corporation, trade or business, whether now or hereafter existing, that would be required to be treated as a single employer with the Corporation under Code Sections 414(b) or (c), provided that, in applying Code Sections 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations, or in applying Treasury Regulations Section 1.414(c)-2 for purposes of determining trades or businesses under common control, the phrase “at least 50 percent” shall replace the phrase “at least 80 percent” each time it appears in those Sections.

2.22.       Restricted Stock Award means any Award of shares of restricted Stock granted pursuant to Article VII of the Plan.

2.23.       SAR means a stock appreciation right, as awarded under Article VI.

2.24.       Separation from Service means a Participant’s termination of employment or other separation from service (within the meaning of U.S. Treasury Regulations Section 1.409A-1(h), applying the default terms thereof) with the Corporation and all Related Companies.

2.25.       Stock means the voting common stock of the Corporation, subject to adjustments pursuant to the Plan.

2.26.       Stock Unit means credits to a bookkeeping reserve account solely for accounting purposes, where the amount of the credit shall equal the Fair Market Value of a share of Stock on the Grant Date (unless the Administrator provides otherwise in the Grant Agreement) and which shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Stock. Stock Units do not require segregation of any of the Corporation’s assets. Stock Units are awarded under Article VII.

2.27.       Subsidiary means any corporation (other than the Corporation), whether now or hereafter existing, in any unbroken chain of corporations beginning with the Corporation, if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in the chain.

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ARTICLE III

Administration

3.1.        General. The Plan shall be administered by the Administrator. The Administrator’s determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by the Administrator selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

3.2.        Duties. The Administrator shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Administrator deems necessary or advisable, all within the Administrator’s sole and absolute discretion. The Administrator shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

(i)          Construe the Plan and any Award under the Plan;

(ii)         Subject to Section 4.1, select the persons to whom Awards may be granted and the time or times at which Awards shall be granted;

(iii)        Determine the number of shares of Stock to be covered by or used for reference purposes for any Award;

(iv)        Determine and modify from time to time the terms and conditions, including restrictions, of any Award (including provisions that would allow for cashless exercise of Awards) and to approve the form of written instrument evidencing Awards;

(v)         Accelerate the time or times at which an Award becomes vested or when an Award may be exercised or becomes payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Award following a Participant’s termination of employment or death;

(vi)        Impose limitations on Awards, including limitations on transfer and repurchase provisions;

(vii)       Modify, extend or renew outstanding Awards, or accept the surrender of outstanding Awards and substitute new Awards, provided that, without prior shareholder approval, the Administrator is expressly prohibited from repricing an Option or SAR if the exercise price of the new Option or SAR would be less than the exercise price of the Option or SAR under the existing Award surrendered for cancellation;

(viii)      Delegate, to the extent permitted by applicable law, any portion of its authority under the Plan to any officer or officers of the Corporation, including without limitation the ability to grant Awards under the Plan, subject to any conditions that the Committee may establish (including but not limited to conditions on such officer’s or officers’ ability to grant Awards to “executive officers” within the meaning of Section 16 of the Exchange Act or to “covered employees” within the meaning of Code Section 162(m)(3)); and

(ix)         Make all other determinations deemed necessary or advisable for the administration of the Plan, including without limitation whether a Participant has experienced a Disability for purposes of any Award.

3.3         Repricing Prohibited. Without prior shareholder approval, the Administrator is expressly prohibited from (i) lowering the exercise price of any Option or SAR after the Date of Grant; (ii) taking any other action that is treated as a repricing under generally accepted accounting principles; or (iii) cancelling an Option or SAR at a time when its exercise price (or, with respect to an SAR, the Fair Market Value of the Stock covered by the SAR on the Grant Date) exceeds the Fair Market Value of the underlying Stock in exchange for any other Award or cash, unless the cancellation and exchange occurs in connection with a Corporate Transaction (as described in Article X below). Adjusting the number of shares or exercise price with respect to an Award as provided in Section 10.1.1 due to a stock split, stock dividend, extraordinary cash dividend, or other similar change in capitalization shall not be deemed a repricing for purposes of the Plan.

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3.4         Non-Employee Director Awards. All determinations with respect to Awards made to non-employee directors of the Corporation, including without limitation the determination of whether or not to make the Award and all terms and conditions thereof, shall be made either by the Administrator or, to the extent reserved by the Board, by those members of the Board who are not employees of the Company or any of its Related Companies.

ARTICLE IV

Eligibility and Participation

4.1.        Eligibility. The persons eligible to participate in the Plan are officers, directors, and employees of the Corporation or its Related Companies and other natural persons who render bona fide services to the Corporation or its Related Companies.

ARTICLE V

Stock Options

5.1.        General. Subject to the other applicable provisions of the Plan, the Administrator may from time to time grant to eligible Participants Awards of ISOs or NSOs. The ISO or NSO Awards granted shall be subject to the following terms and conditions.

5.2.        Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the Participant, describing the number of shares of Stock subject to the Option, whether the Option is an ISO or NSO, the Exercise Price of the Option, the vesting period for the Option and such other terms and conditions that the Administrator deems, in its sole discretion, to be appropriate, provided that such terms and conditions are not inconsistent with the Plan. Reload options are expressly prohibited.

5.3.        Exercise Price. The price per share payable upon the exercise of each Option (the “Exercise Price”) shall be determined by the Administrator and set forth in the Grant Agreement; provided, however, that the Exercise Price of each Option shall not be less than one hundred percent (100%) of the Fair Market Value of the shares on the Grant Date. Notwithstanding the immediately preceding sentence, the Exercise Price of any ISO granted to a Participant who owns, within the meaning of Code Section 422(b)(6), after application of the attribution rules in Code Section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or any Related Company shall not be less than 110% of the Fair Market Value of the Stock on the Grant Date.

5.4         Payment for Shares of Stock upon Exercise of Option. Options may be exercised in whole or in part by payment of the Exercise Price of the shares to be acquired. The full payment of the Exercise Price shall be made:

(i)          In cash; or

(ii)         With the consent of the Administrator and to the extent permitted by it:

(A)         With Stock of the Corporation valued at Fair Market Value on date of exercise;

(B)         To the extent permitted by law, with a full recourse interest bearing promissory note of the Participant secured by a pledge of the shares of Stock received upon exercise of such Options, and having such other terms and conditions as determined by the Administrator;

(C)         By delivering a properly executed exercise notice together with irrevocable instructions to a broker to sell shares acquired upon exercise of the Option and promptly deliver to the Corporation a portion of the proceeds thereof equal to the Exercise Price; or

(D)         Any combination of any of the foregoing.

5.5.          Terms of Options. The term during which each Option may be exercised shall be determined by the Administrator; provided, however, that in no event shall any Option be exercisable more than ten years from the date it is granted.

5.6.          Restrictions on ISOs. ISO Awards granted under the Plan shall comply in all respects with Code Section 422 and, as such, shall meet the following additional requirements:

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5.6.1.          Grant Date. An ISO must be granted within ten (10) years of the earlier of the Plan’s adoption by the Board of Directors or approval by the Corporation’s shareholders but will be an NSO and not an ISO if the Plan is not approved by shareholders within twelve months from the grant of the option.

5.6.2.          Term. The term of an ISO shall not exceed ten (10) years. Notwithstanding the immediately preceding sentence, the term of any ISO granted to a Participant who owns, within the meaning of Code Section 422(b)(6), after application of the attribution rules in Code Section 424(d), more than ten percent (10%) of the total combined voting power of all classes of shares of the Corporation or Related Company shall not exceed five (5) years.

5.6.3.          Maximum Grant. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Stock with respect to which all ISOs first become exercisable by any Participant in any calendar year under this or any other plan of the Corporation and any Related Company may not exceed one hundred thousand dollars ($100,000) or such other amount as may be permitted from time to time under Code Section 422. To the extent that such aggregate Fair Market Value shall exceed one hundred thousand dollars ($100,000), or other applicable amount, such Options shall be treated as NSOs. In such case, the Corporation may designate the shares of Stock that are to be treated as stock acquired pursuant to the exercise of an ISO by issuing a separate certificate for such shares and identifying the certificate as ISO shares in the stock transfer records of the Corporation.

5.6.4.          Participant. ISOs shall only be issued to employees of the Corporation or any Related Company.

5.6.5.          Tandem Options Prohibited. An ISO may not be granted in tandem with a NSO in such a manner that the exercise of one affects a Participant’s right to exercise the other.

5.6.6.          Designation. No option shall be an ISO unless so designated by the Administrator at the time of grant or in the Grant Agreement evidencing such Option.

5.6.7.          Period of Exercise. Any Option which is an ISO shall in all events lapse unless exercised by the Participant:

(i)          Prior to the eighty-ninth (89th) day after the date on which employment terminated, if termination was other than by reason of death or Disability; and

(ii)         Within a twelve (12)-month period next succeeding the death of the Participant if termination is by reason of death or Disability.

5.7.        Exercisability. Options shall be exercisable as provided in the Grant Agreement.

5.8.        Transferability. ISOs shall be non-transferable except by will or by the laws of descent and distribution and shall be exercisable during the Participant’s lifetime solely by the Participant. Except as provided in the next sentence, NSOs shall not be assignable or transferable by the Participant, except by will, or by the laws of descent and distribution. To the extent provided in the Grant Agreement, NQOs may be transferred without consideration (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations.

5.9.        Modifications. No modification (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B)) shall be made with respect to any Option if the modification would result in the Option constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(C)) shall be made with respect to any Option if the extension would result in the Option having an additional deferral feature from the Grant Date, in each case without the Participant’s consent.

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ARTICLE VI

Stock Appreciation Rights

6.1.          Award of SARs. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant SARs to eligible Participants, either on a free-standing basis (without regard to or in addition to the grant of an Option) or on a tandem basis (related to the grant of an underlying Option). The term of any SAR shall not exceed ten (10) years from Grant Date.

6.2.          Restrictions on Tandem SARs. Options may not be surrendered in connection with the exercise of a tandem SAR unless the Fair Market Value of the Stock subject to the Option is not less than the Exercise Price for such Option. SARs granted in tandem with Options shall be exercisable only to the same extent and subject to the same conditions as the related Options are exercisable. The Administrator may, in its discretion, prescribe additional conditions to the exercise of any such tandem SAR. A tandem SAR must have the same Grant Date as the Option to which the tandem SAR relates.

6.3           Base Price. The base price per share of each SAR (the “Base Price”) shall be determined by the Administrator and set forth in the Grant Agreement. The Base Price shall not be less than 100% of the Fair Market Value of the Stock covered by the SAR on the Grant Date.

6.3.          Amount of Payment Upon Exercise of SARs. A SAR shall entitle the Participant to receive, subject to the provisions of the Plan and the Grant Agreement, a payment having an aggregate value equal to the product of (i) the excess of (A) the Fair Market Value on the exercise date of one (1) share of Stock over (B) the Base Price per share specified in the Grant Agreement, times (ii) the number of shares specified by the SAR, or portion thereof, which is exercised. In the case of exercise of a tandem SAR, such payment shall be made in exchange for the surrender of the unexercised related Option (or any portions thereof which the Participant from time to time determines to surrender for this purpose).

6.4.          Form of Payment Upon Exercise of SARs. Payment by the Corporation of the amount receivable upon any exercise of a SAR may be made by the delivery of Stock or cash, or any combination of Stock and cash, as provided in the Grant Agreement, or the Administrator may reserve the right in the Grant Agreement to determine the method of payment in its sole discretion at the time of exercise.

6.5.          Transferability. Except as provided in the next sentence, SARs shall not be assignable or transferable and shall be exercisable during the Participant’s lifetime solely by the Participant. To the extent provided in the Grant Agreement, SARs may be transferred without consideration (i) to the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations.

6.6           Modifications. No modification (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(B)) shall be made with respect to any SAR if the modification would result in the SAR constituting a deferral of compensation, and no extension (within the meaning of U.S. Treasury Regulations Section 1.409A-1(b)(5)(v)(C)) shall be made with respect to any SAR if the extension would result in the SAR having an additional deferral feature from the Grant Date, in each case without the Participant’s consent.

ARTICLE VII

Restricted Stock and Stock Units

7.1.          Grants. Subject to the other applicable provisions of the Plan, the Administrator may grant Restricted Stock or Stock Units to Participants in such amounts and for such consideration as may be required by law, as it determines. Such Awards shall be made pursuant to a Grant Agreement.

7.2.          Terms and Conditions. A Restricted Stock Award entitles the recipient to acquire shares of Stock and a Stock Unit Award entitles the recipient to be paid the Fair Market Value of the Stock on the settlement date. Stock Units may be settled in Stock, cash or a combination thereof, as determined by the Administrator. Restricted Stock Awards and Stock Unit Awards are subject to vesting periods and other restrictions and conditions as the Administrator may include in the Grant Agreement.

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7.3.        Restricted Stock.

7.3.1.          The Grant Agreement for each Restricted Stock Award shall specify the applicable restrictions on such shares of Stock, the duration of such restrictions, and the times and/or Performance Goals upon which such restrictions shall lapse with respect to all or a specified number of shares of Stock that are part of the Award. Restrictions conditioned on employment and the passage of time shall not fully expire less than three years from the Grant Date of the Restricted Stock Award except that up to one hundred eight thousand nine hundred eighty-seven (108,987) shares of Stock may be granted with a restriction of no less than one (1) year. Restrictions conditioned on the achievement of Performance Goals or other performance conditions shall not expire less than one (1) year from the Grant Date. Notwithstanding the foregoing, the Administrator may reduce or shorten the duration of any restriction applicable to any shares of Stock awarded to any Participant under the Plan, upon the Participant’s retirement, death or Disability or the Participant’s involuntary or constructive termination following or in connection with the occurrence of a Change of Control.

7.3.2.          Share certificates with respect to restricted shares of Stock may be issued at the time of grant of the Restricted Stock Award, subject to forfeiture if the restrictions do not lapse, or upon lapse of the restrictions. If share certificates are issued at the time of grant of the Restricted Stock Award, the certificates shall bear an appropriate legend with respect to the restrictions applicable to such Restricted Stock Award (as described in Section 13.1) or, alternatively, the Participant may be required to deposit the certificates with the Corporation during the period of any restriction thereon and to execute a blank stock power or other instrument of transfer. Shares of restricted Stock may also be issued in book entry or uncertificated form with appropriate instructions to the Corporation’s transfer agent.

7.3.3.          Upon the acceptance by a Participant of a Restricted Stock Award, the Participant shall, subject to the restrictions set forth in the Grant Agreement, have all the rights of a shareholder with respect to the shares of Stock, including, but not limited to, the right to vote the shares of Stock and the right to receive all dividends and other distributions paid thereon. Unless otherwise provided in the Grant Agreement with respect to Restricted Stock that vest only based on employment and the passage of time, dividends or other distributions payable to the Participant with respect to his or her Restricted Stock Award (i) in shares of Stock shall be subject to the same restrictions as apply to the underlying Restricted Stock, and (ii) in cash shall automatically be reinvested in additional shares of Restricted Stock (based on the Fair Market Value of the Stock on the date on which the cash dividend is paid), subject to the same restrictions as apply to the underlying Restricted Stock. For avoidance of doubt, any dividends or other distributions credited with respect to Restricted Stock that vest on the basis of the achievement of Performance Goals shall be paid only if and to the extent the Performance Goals are satisfied.

7.4.        Stock Units.

7.4.1.          The grant of Stock Units shall be evidenced by a Grant Agreement that states the number of Stock Units evidenced thereby and the terms and conditions of such Stock Units, including, but not limited to, any Performance Goals, if any, that must be satisfied before a Participant earns such Stock Units. Any such grant shall either comply with the requirements of Code Section 409A or the exemptions to Code Section 409A.

7.4.2.          Stock Units shall be settled at such times and upon such conditions as are described in the Grant Agreement. The Grant Agreement for each Award of Stock Units shall specify the applicable vesting conditions with respect to such Stock Units, which may include vesting based on continued employment and the passage of time and/or Performance Goals or other performance measures. Vesting conditions based on employment and the passage of time shall not fully expire less than three (3) years from the Grant Date of the Stock Unit Award except that up to one hundred eight thousand nine hundred eighty-seven (108,987) Stock Units may be granted with a vesting period of no less than one (1) year. Vesting conditions based on the achievement of Performance Goals or other performance conditions shall not end less than one (1) year from the Grant Date. Notwithstanding the foregoing, the Administrator may reduce or shorten the vesting period applicable to any Stock Units awarded to any Participant under the Plan upon the Participant’s retirement, death or Disability or the Participant’s involuntary or constructive termination following or in connection with the occurrence of a Change of Control.

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7.4.3.          A Participant who receives Stock Units payable in shares of Stock shall have no rights as a shareholder until the Stock is issued pursuant to the terms of the Grant Agreement and all requirements with respect to the issuance of such shares have been satisfied. The Administrator may, in its discretion, provide in the Grant Agreement that a Participant shall be entitled to receive dividend equivalents on outstanding Stock Units. Unless otherwise provided in the Grant Agreement with respect to Stock Units that vest only based on employment and the passage of time, dividend equivalents shall be credited to the Participant as additional Stock Units, subject to the same vesting conditions as the underlying Stock Units with respect to which the dividend equivalents have been credited. In the case of a cash dividend, the number of additional Stock Units shall be determined by dividing the amount of the dividend equivalent by the Fair Market Value of a share of Stock on the date the dividend is paid. For avoidance of doubt, any dividend equivalents credited with respect to Stock Units that vest on the basis of the achievement of Performance Goals shall be paid only if and to the extent the Performance Goals are satisfied.

7.5.        Transferability. Unvested Restricted Stock Awards or Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided in the Grant Agreement.

7.6.        Code Section 162(m). With respect to any Restricted Stock Awards or Stock Units intended to qualify as “performance-based compensation” under Code Section 162(m), the terms and conditions of such Award shall be designed and implemented by the Administrator in accordance with the provisions of Article VIII.

Article VIII

Performance Grants

8.1. Grant. Subject to the other applicable provisions of the Plan, the Administrator may at any time and from time to time grant Performance Grants to eligible Participants. The terms of the Performance Grant may be set forth in a Grant Agreement or an annual or long-term bonus plan or other similar document and shall contain the Performance Goals for the Award, the target and maximum amounts payable and any other terms and conditions as are applicable to the Award. Each Performance Grant shall be granted and administered to comply with the requirements of Code Section 162(m).

8.2. Performance Goals. The Administrator shall establish the Performance Goals for Performance Grants. The Administrator shall determine the extent to which any Performance Criteria shall be used and weighted in determining Performance Grants. The Administrator may vary the Performance Criteria, Performance Goals, and weightings from Participant to Participant, Performance Grant to Performance Grant and performance year to performance year. The Administrator may increase, but not decrease, the level of performance needed to achieve any Performance Goal during a performance period.

8.3.        Terms and Conditions. The Administrator shall establish for each Performance Grant the amount of cash or Stock payable at specified levels of performance, based on the Performance Goals for each Performance Criterion. Any Performance Grant shall be made not later than 90 days after the start of the performance period to which such Award relates and shall be made prior to the completion of 25% of the period. All determinations regarding the achievement of any Performance Goals will be made by the Administrator. The Administrator may not increase during an applicable performance period the amount of cash or Stock that would otherwise be payable upon achievement of the Performance Goal or Goals but may reduce or eliminate the payments as provided in the Performance Grant. The Administrator may provide, in its discretion, for a Performance Grant to be payable without regard to the attainment of the Performance Goals established with respect to the Award only in the event of a Participant’s retirement, death or Disability, or the occurrence of a Change of Control.

8.4         Payment. The actual payments to a Participant under a Performance Grant will be calculated by applying the achievement of a Performance Criterion to the Performance Goal as established in the Performance Grant. All calculations of actual payments shall be made by the Administrator and the Administrator shall certify in writing the extent, if any, to which the Performance Goals have been met. Performance Grants will be paid in cash, Stock or both, at the time or times as are provided in the Performance Grant. A Participant who receives a Performance Grant payable in Stock shall have no rights as a shareholder until the Stock is issued pursuant to the terms of the Performance Grant.

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8.5         Transferability. A Participant’s interest in a Performance Grant may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

ARTICLE IX

Tax Withholding

9.1.        General. Subject to subparagraph 9.2., as a condition to taking any action otherwise required under the Plan or any Grant Agreement, the Corporation shall have the right to require assurance that the Participant will remit to the Corporation when required an amount sufficient to satisfy federal, state and local tax withholding requirements. The Administrator may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan or through any other method determined by the Administrator.

9.2.        ISO. If a Participant makes a disposition of shares of Stock acquired upon the exercise of an ISO within either two (2) years after the Option was granted or one (1) year after its exercise by the Participant, the Participant shall promptly notify the Corporation or respond to an inquiry by the Corporation concerning a disposition.

ARTICLE X

Corporate Transactions

10.1.        Adjustments Due to Special Circumstances.

10.1.1.          In the event of any change in the capital structure or business of the Corporation by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, non-cash distributions with respect to its outstanding Stock, reclassification of the Corporation’s capital stock, any sale or transfer of all or part of the Corporation’s assets or business, or any similar change affecting the Corporation’s capital structure or business or the capital structure of any business of any subsidiary, as determined by the Administrator, the Administrator shall proportionately adjust the Plan and Awards as it deems necessary or appropriate to prevent enlargement or dilution of rights, including, without limitation, in: (i) the number of shares of Stock that can be granted or used for reference purposes pursuant to the Plan and any other limits under the Plan; (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan; and (iii) the exercise price, base price, or purchase price applicable to outstanding Awards under the Plan. The adjustment by the Administrator shall be final, binding and conclusive.

10.1.2.          To the extent outstanding Awards are not assumed by or substituted for by the surviving entity or its parent in connection with any merger or consolidation of the Corporation, or any sale or transfer of all or part of the Corporation’s assets or business, or any similar event, the Administrator may cancel the outstanding Awards, but not outstanding Stock or Restricted Stock Awards, and/or accelerate the vesting of the outstanding Awards. The Administrator may determine to pay no compensation whatsoever for any canceled Awards that are not in-the-money (as hereinafter defined) or for any canceled Awards to the extent not vested. The Corporation shall provide payment in cash or other property for the in-the-money value of the vested portion of Awards that are in-the-money and that are canceled as aforesaid. Awards are “in-the-money” only to the extent of their then realizable market value, without taking into account the potential future increase in the value of the Award (whether under Black-Scholes-type formulas or otherwise). The opinion by the Administrator of the in-the-money value of any Award shall be final, binding and conclusive.

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10.1.3.          Any adjustment of ISOs under this Section 10.1 shall be made only to the extent not constituting a “modification” within the meaning of Code Section 424(h)(3). Further, with respect to Awards intended to qualify as “performance-based compensation” under Code Section 162(m), such adjustments shall be made only to the extent that the Administrator determines that such adjustments may be made without causing the Corporation to be denied a tax deduction on account of Code Section 162(m). Any adjustment of NSOs and SARs shall be subject to Sections 5.9 and 6.6 above.

10.2.       Substitution of Options. In the event that, by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Code Section 424(a) or 409A applies, then, notwithstanding any other provision of the Plan, the Administrator may grant options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of Code Section 424(a) or 409A and the rules and regulations thereunder, as they may be amended from time to time.

ARTICLE XI

Amendment and Termination

11.1       Amendment and Termination. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Corporation from being denied a tax deduction on account of Code Section 162(m)); and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and outstanding Awards without Participant consent pursuant to Article X or as it deems necessary or appropriate to ensure compliance with applicable securities laws and provisions of the Code or to carry out its authority under Article X.

ARTICLE XII

Section 409A Compliance

12.1       Separation from Service. With respect to any Award that provides for a deferral of compensation for purposes of Code Section 409A and that is payable under its terms on a Participant’s termination of employment (including a Participant’s termination of employment on account of retirement, if applicable), (i) any references herein and in the Participant’s Grant Agreement to the Participant’s termination of employment or date of termination of employment shall refer to the Participant’s Separation from Service or date of Separation from Service, as the case may be; and (ii) notwithstanding any provision herein or in the Participant’s Grant Agreement to the contrary, if at the time of payment under such an Award, the Participant is a “specified employee” (as defined below), no such payment shall occur prior to the earlier of (A) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, or (B) the date of the Participant’s death. Upon the expiration of the six (6)-month deferral period referred to in the preceding sentence or the Participant’s death, all amounts that would otherwise have been paid during such period but for this Section 12.1 shall be paid and any amounts that remain to be paid under the Award shall be paid in accordance with the terms hereof and of the Grant Agreement. The term “specified employee” shall have the same meaning as assigned to that term under Code Section 409A(a)(2)(B)(i) and whether a Participant is a specified employee shall be determined in accordance with written guidelines adopted by the Corporation for such purposes (or, in the absence of such guidelines, in accordance with the default provisions of Code Section 409A).

12.2       Qualifying Change of Control. With respect to any Award that provides for a deferral of compensation for purposes of Code Section 409A and that is payable under its terms upon a Change of Control, or under which the time or form of payment of the Award varies depending on whether a Change of Control has occurred, any references herein and in the Participant’s Grant Agreement to a Change of Control or date of the Change of Control shall refer to a Qualifying Change of Control or the date of a Qualifying Change of Control, as the case may be. A “Qualifying Change of Control” for this purpose is an event which meets all the requirements for a Change of Control and which, in addition, constitutes a change in ownership of the Affected Corporation, a change in effective control of the Affected Corporation, or a change in ownership of substantially all of the Affected Corporation’s assets, each as defined in U.S. Treasury Regulations Section 1.409A-3(i)(5).

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ARTICLE XIII

Miscellaneous

13.1.      Restrictive Legends. The Corporation may at any time place legends referencing any restrictions described in the Grant Agreement and any applicable federal or state securities law restrictions on all certificates representing shares of Stock underlying an Award.

13.2.      Compliance with Governmental Regulations. Notwithstanding any provision of the Plan or the terms of any Grant Agreement entered into pursuant to the Plan, the Corporation shall not be required to issue any shares hereunder prior to registration of the shares subject to the Plan under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, if such registration shall be necessary, or before compliance by the Corporation or any Participant with any other provisions of either of those acts or of regulations or rulings of the Securities and Exchange Commission thereunder, or before compliance with other federal and state laws and regulations and rulings thereunder, including the rules of any applicable securities exchange or quotation system.

13.3.      No Guarantee of Employment. Participation in this Plan shall not be construed to confer upon any Participant the legal right to be retained in the employ of the Corporation or give any person any right to any payment whatsoever, except to the extent of the benefits provided for hereunder.

13.4.      Governing Law. The provisions of this Plan shall be governed by, construed and administered in accordance with applicable federal law; provided, however, that to the extent not in conflict with federal law, this Plan shall be governed by, construed and administered under the laws of Delaware, other than its laws respecting choice of law.

13.5.      Severability. If any provision of the Plan shall be held invalid, the remainder of this Plan shall not be affected thereby and the remainder of the Plan shall continue in force.

13.6       Beneficiary Designations. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. Any payment made to a beneficiary under this Plan in good faith shall fully discharge the Corporation from all further obligations with respect to that payment.

13.7      Effective Date. The Plan was originally approved by the Board on April 17, 2013, and became effective upon approval of the Corporation’s shareholders on June 4, 2013. This amendment and restatement of the Plan was approved by the Board on April 11, 2014 and shall become effective as of the date on which it is approved by the shareholders of the Corporation.

Innodata Inc. 2013 Stock Plan	A-13

ANNUAL MEETING OF STOCKHOLDERS OF

INNODATA INC.

June 3, 2014

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at http://www.innodata.com/proxy

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20633300000000000000 7 060314

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

	FOR	AGAINST	ABSTAIN
2. Ratification of the selection of CohnReznick LLP as independent auditors.	☐	☐	☐
3. Advisory approval of executive compensation.	☐	☐	☐
4. Approval of amendments to the Innodata Inc. 2013 Stock Plan.	☐	☐	☐

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE NOMINEES, FOR SELECTION OF COHNREZNICK LLP AS INDEPENDENT AUDITORS, FOR THE ADVISORY APPROVAL OF EXECUTIVE COMPENSATION, FOR THE APPROVAL OF AMENDMENTS TO THE INNODATA INC. 2013 STOCK PLAN, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.